Exhibit 10.1

Porter Bancorp, Inc.
2500 Eastpoint Parkway
Louisville, Kentucky 40223

November 19, 2014

[Name and address of Designated Bidder]

Dear        :

[Designated Bidder], as set forth on Exhibit A hereto (“Purchaser”) proposes to purchase up to [          ] of the outstanding shares of the Fixed Rate Cumulative Perpetual Preferred Stock, Series A (the “Securities”) issued by Porter Bancorp, Inc., a Kentucky corporation and a bank holding company (the “Company”), pursuant to the terms described in this letter agreement (the “Transaction”).  In consideration of the mutual covenants and agreements below and for other good and valuable consideration (including Purchaser’s performance of due diligence on the Company in relation to the Transaction), the parties agree as follows:

1)
The Company agrees that it will continue to grant Purchaser reasonable access to the Company until the Auction closes, including to its books and records, its employees and its management, in order to facilitate the performance of any additional due diligence requested by Purchaser.  The parties agree that, at any time prior to the submission of the Proposed Bid, either the Company or Purchaser may terminate this letter agreement (including the Exhibits hereto, this “Agreement”) based on such due diligence for any reason whatsoever in their respective sole discretion, and have no further obligations pursuant to this Agreement, , provided, that the obligations of the Company and Purchaser pursuant to that certain Confidentiality and Non-Disclosure Agreement dated [                ], 2014 between the parties (the “NDA”) shall continue in accordance with the terms of the NDA.

2)
Pursuant to this Agreement, Purchaser agrees to propose to the Treasury a purchase price acceptable to Purchaser and the Company not to exceed $[          ] (the “Proposed Bid”) and to use its reasonable best efforts to induce the Treasury to accept such proposal.

3)
If the Treasury does not accept the Proposed Bid, Purchaser and the Company may mutually agree in writing on a higher bid (the “Alternate Bid”) for Purchaser to submit to the Treasury.  If Treasury does not accept the Proposed Bid and (a) Purchaser and the Company are not able to agree on an Alternate Bid or (b) Treasury does not accept any Alternate Bid agreed upon by the Purchaser and the Company, this Agreement shall terminate, and Purchaser shall be subject to the restrictions set forth in the NDA with respect to transacting in the Securities in any way, subject at all times to the provisions of the United States securities laws.

4)	If the Treasury accepts the Proposed Bid or an Alternate Bid,

a)	the Proposed Bid or the Alternate Bid, as applicable, shall be referred to as the “Accepted Bid,” and

[Designated Bidder]
November 19, 2014
Page Two

b)	the date of the closing of Purchaser’s purchase of the Securities under the Accepted Bid shall be referred to herein as the “Purchase Date.”

5)
Purchaser agrees to purchase the Securities from the Treasury in the event that the Treasury accepts such proposal to the extent the purchase price does not exceed the Accepted Bid.  Purchaser further agrees that it shall not purchase more than the number of Securities set forth in Exhibit A attached hereto without the prior written consent of the Company.

6)
If Purchaser purchases the Securities, the parties agree that the Company and Purchaser will exchange, on the Purchase Date and immediately upon consummation of the purchase of the Securities by Purchaser, the Securities, any and all of its shares of the Company’s Non-Voting Mandatorily Convertible Preferred Stock, Series C (the “Series C Preferred Stock”) and any and all of its warrants to purchase the Company’s non-voting common stock, no par value (the “Non-Voting Common Stock”) for one or more of the following, as specified on Exhibit B attached hereto: (a) shares of the Company’s voting common stock, no par value (the “Voting Common Stock”), (b) shares of Non-Voting Common Stock, the terms of which are set forth on Exhibit C attached hereto (c) shares of the Company’s Non-Voting Mandatorily Convertible Perpetual Preferred Stock, Series B, the terms of which are set forth on Exhibit D attached hereto (the “Series B Preferred Stock”), (d) shares of the Company’s Non-Voting Mandatorily Convertible Perpetual Preferred Stock, Series D, the terms of which are set forth on Exhibit E attached hereto (the “Series D Preferred Stock”), and (e) shares of the Company’s Non-Voting, Noncumulative, Non-Convertible Perpetual Preferred Stock, Series E, the terms of which are set forth on Exhibit F attached hereto (the “Series E Preferred Stock”) (the “Exchange”).  Purchaser agrees that it shall take all steps necessary to effect the exchange of the Securities on the terms set forth in Exhibit B attached hereto.

7)
Subject to paragraph 11 below, Purchaser agrees that, prior to the Exchange, Purchaser will not sell or transfer the Securities or assign its rights to purchase the Securities, to any third party, other than to the Company or to an affiliate of Purchaser, provided that, if Purchaser transfers the Securities to an affiliate of Purchaser, such affiliate will agree to be bound by the terms of this Agreement to the same extent that Purchaser is bound by the terms of this Agreement.

8)
Purchaser acknowledges that the Company shall enter into agreements (the “Third Party Agreements”) with certain other potential purchasers of shares of the Fixed Rate Cumulative Perpetual Preferred Stock, Series A (the “Series A Preferred Stock”) on substantially the same terms as the terms set forth in this Agreement (except that the exchanges pursuant to the Third Party Agreements will (a) issue shares of the Company’s Non-Voting Mandatorily Convertible Perpetual Preferred Stock, Series B instead of shares of Series D Preferred Stock , (b) issue shares of the Company’s Non-Voting, Noncumulative, Non-Convertible Perpetual Preferred Stock, Series F, (c) not exchange any shares of Series C Preferred Stock, (d) not issue shares of Non-Voting Common Stock).  Purchaser agrees that the execution of any Third Party Agreement by the Company shall not modify, limit or otherwise reduce any of Purchaser’s or the Company’s rights and obligations set forth in this Agreement.

[Designated Bidder]
November 19, 2014
Page Three

9)
This Agreement, including the exhibits and schedules hereto, constitutes the sole and entire agreement of the parties with respect to the subject matter contained herein, and supersedes all prior and contemporaneous understandings and agreements, both written and oral, with respect to such subject matter.  This Agreement may only be amended, modified or supplemented by an agreement in writing signed by each party hereto.

10)	This Agreement may be terminated and will have no further force and effect (a) upon the written consent of both parties, (b) pursuant to paragraph 1, or (c) pursuant to paragraph 3.

11)
In the event Purchaser’s ownership of the Securities would cause Purchaser to:  (a) violate the Bank Holding Company Act of 1956, as amended, and the rules, regulations, guidance and interpretations thereunder (the “BHC Act”); (b) be required to register as a bank holding company under the BHC Act, or (c) violate any other applicable federal or state banking laws, including the Change in Bank Control Act, as amended, to the extent permitted by law, Purchaser will use its best efforts to avoid such an outcome by (i) selling a portion of the Securities as will reduce Purchaser’s ownership to a level below that prescribed by the BHC Act for purposes of registration as a bank holding company to a third party who agrees to be bound in writing by the terms and conditions of this Agreement (or a Third Party Agreement between the Company and such third party), or (ii) executing and delivering standard “passivity commitments” designed to avoid a determination of control of the Company by Purchaser.

12)
In light of the fact that the Company has deferred payment of dividends on the Series A Preferred Stock for more than six quarters, entitling the holders thereof to appoint representatives to the Company’s board of directors, to the extent permitted by law, Purchaser may either (a) renounce all voting rights with respect to the Series A Preferred Stock, including, specifically, the board representation rights of the Series A Preferred Stock (the “Voting Rights”), or (b) agree with the Company to have the Voting Rights removed or amended on the Purchase Date and to take any other action necessary for the Series A Preferred Stock to be considered nonvoting shares that are not voting securities under the BHC Act or the Federal Reserve Board’s implementing Regulation Y.

13)
If as of the Purchase Date, and for so long as Purchaser, together with its affiliates, owns 4.9% or more of all of the outstanding shares of Voting Common Stock (including any shares of Voting Common Stock into which any of the Company’s then outstanding securities may be directly or indirectly converted), then at any time after the date hereof the Company makes any public or nonpublic offering or sale of Voting Common Stock or securities convertible into Voting Common Stock (“New Securities”), the Purchaser shall be afforded the opportunity to acquire from the Company for the same price and on the same terms as the New Securities are proposed to be offered to others, up to the amount of New Securities in the aggregate required to enable Purchaser to maintain its proportionate common stock-equivalent interest in the Company immediately prior to any such issuance of New Securities, on the terms set forth on Exhibit H attached hereto.

[Designated Bidder]
November 19, 2014
Page Four

14)	Each Party hereto shall be responsible for its own expenses relating to any aspect of this Agreement.

15)
This Agreement shall be governed by and construed in accordance with the internal laws of the State of Kentucky without giving effect to any choice or conflict of law provision or rule (whether of the State of Kentucky or any other jurisdiction) that would cause the application of laws of any jurisdiction other than those of the State of Kentucky.  Any legal suit, action or proceeding arising out of or based upon this Agreement or the transactions contemplated hereby may be instituted in the federal courts of the United States of America or the courts of the State of Kentucky in each case located in the county of Jefferson, and each party irrevocably submits to the exclusive jurisdiction of such courts in any such suit, action or proceeding.  Each party acknowledges and agrees that any controversy which may arise under this Agreement is likely to involve complicated and difficult issues and, therefore, each such party irrevocably and unconditionally waives any right it may have to a trial by jury in respect of any legal action arising out of or relating to this Agreement or the transactions contemplated hereby.

16)
Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction. If any provision of this Agreement is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as is enforceable.

17)
This Agreement may be executed via facsimile or electronic mail transmission and may be executed in separate counterparts, each of which shall be deemed to be an original and all of which together shall constitute a single instrument.

[Designated Bidder]
November 19, 2014
Page Five

If the foregoing is acceptable to the Purchaser, please countersign in the space provided below and return a fully executed copy hereof to the Company.

Upon such countersignature, this letter agreement shall take effect as of the date first above written.

Very truly yours,

PORTER BANCORP, INC.

By:
Name: John T. Taylor
Title: Chief Executive Officer

Accepted and agreed:

[DESIGNATED BIDDER}

By:
Name:
Title:

[Signature Page to Porter Bancorp, Inc. Letter Agreement]

EXHIBIT A

LIST OF PURCHASERS

Shares of Fixed Rate
Cumulative Perpetual
Purchaser	Preferred Stock, Series A

Patriot Financial Partners L.P.	19,688

W. Glenn Hogan (1)	8,062

Michael T. Levy	750

Non-affiliates	6,500

Total	35,000
_________________
(1) Includes a total 3,062 shares to be purchased from Mr. Hogan by three non-affiliate investors.

EXHIBIT B

EXCHANGE TERMS

Following the purchase by [Designated Bidder] ( the “Purchaser”) from the U.S. Department of the Treasury of [        ] of the outstanding shares of the Fixed Rate Cumulative Perpetual Preferred Stock, Series A, including the right to receive all accrued and unpaid dividends thereon (the “Securities”), of Porter Bancorp, Inc. (the “Company”), the Company will have the right to exchange the Securities on the following terms:

Exchange:
The Company will issue to Purchaser (a) [        ] shares of its voting common stock, no par value (“Voting Common Stock”), (b) [        ] shares of its non-voting common stock, no par value ( “Non-Voting Common Stock”), (c) [        ]shares of its Non-Voting Mandatorily Convertible Perpetual Preferred Stock, Series B (“Series B Preferred Stock”), (d) [        ] shares of its Non-Voting Mandatorily Convertible Perpetual Preferred Stock, Series D (“Series D Preferred Stock”), and (e) [        ] shares of the its Non-Voting, Noncumulative, Non-Convertible Perpetual Preferred Stock, Series E (the “Series E Preferred Stock”), in exchange for all of the (x) Securities, (y) [        ] shares of the Company’s Non-Voting Mandatorily Convertible Preferred Stock, Series C, and (z) all of its warrants to purchase Non-Voting Common Stock held by Purchaser (the “Exchange”).

Series B Preferred Stock:
Prior to the Exchange, the Company’s board of directors will approve an amendment to the Company’s Articles of Incorporation designating the Series B Preferred Stock as a new series of the Company’s preferred stock and authorizing the issuance of up to 40,536 shares of Series B Preferred Stock.  The terms of the Series B Preferred Stock will provide that each share of Series B Preferred Stock will convert into 100 shares of Voting Common Stock upon Shareholder Approval (as defined below).  The terms of the Series B Preferred Stock will provide that the shares have no voting rights, except with respect to certain actions that directly affect the rights of holders of the Series B Preferred Stock and as otherwise required by applicable law, and rank on parity with the Common Stock with respect to dividends and liquidation preference.

Series D Preferred Stock:
Prior to the Exchange, the Company’s board of directors will approve an amendment to the Company’s Articles of Incorporation designating the Series D Preferred Stock as a new series of the Company’s preferred stock and authorizing the issuance of up to 61,250 shares of Series D Preferred Stock.  The terms of the Series D Preferred Stock will provide that each share of Series D Preferred Stock will convert into 100 shares of Non-Voting Common Stock upon Shareholder Approval (as defined below).  The terms of the Series D Preferred Stock will provide that the shares have no voting rights, except with respect to certain actions that directly affect the rights of holders of the Series D Preferred Stock and as otherwise required by applicable law, and rank on parity with the Common Stock with respect to dividends and liquidation preference.

Series E Preferred Stock:
Prior to the Exchange, the Company’s board of directors will approve an amendment to the Company’s Articles of Incorporation designating the Series E Preferred Stock as a new series of the Company’s preferred stock and authorizing the issuance of up to 6,197 shares of Series E Preferred Stock.  The terms of the Series E Preferred Stock will provide that the Series E Preferred Stock is non-convertible and has a $1,000 liquidation preference per share with a 2% noncumulative dividend on the liquidation preference.  The terms of the Series E Preferred Stock will provide that the shares have no voting rights, except with respect to certain actions that directly affect the rights of holders of the Series E Preferred Stock and as otherwise required by applicable law, and rank ahead of Common Stock and the Non-Convertible Perpetual Preferred Stock, Series F (the “Series F Preferred Stock”) with respect to liquidation preference.

Non-Voting Common Stock:
Each share of Non-Voting Common Stock (including the shares of Non-Voting Common Stock following their conversion from Series D Preferred Stock) held by the Purchaser will convert automatically into one share of Common Stock immediately at such time that such share is transferred by the Purchaser (1) to an affiliate of the Purchaser or the Company; (2) in a widespread public distribution; (3) in transfers in which no transferee (or group of associated transferees) would receive 2% or more of any class of voting securities of the Company; or (4) to a transferee that would control more than 50% of the voting securities of the Company without any transfer from the Purchaser.  Each share of Non-Voting Common Stock will convert into one share of Voting Common Stock in the hands of a permitted transferee upon the later to occur of (a) a shareholder vote that approves the issuance of such shares of Voting Common Stock for purposes of the NASDAQ listing rules and (b) a transfer pursuant to (1), (2), (3) or (4) above.  The shares of Non-Voting Common Stock otherwise will have the same preferences, limitations, and relative rights as, and are identical in all respects to, shares of Common Stock except that holders of shares of Non-Voting Common Stock have no voting rights other than with respect to certain actions that directly affect the rights of holders of the Non-Voting Common Stock and as otherwise required by applicable law.

Shareholder Approval:
Within 15 days following the Exchange, the Company will call a special meeting of the Company’s shareholders to be held as promptly as practicable thereafter seeking (1) to approve an amendment to the Articles of Incorporation of the Company to establish the terms of the (a) Non-Voting Mandatorily Convertible Perpetual Preferred Stock, Series B (“Series B Preferred Stock”), (b) Series D Preferred Stock, (c) Series E Preferred Stock, (d) Series F Preferred Stock, and (e) Non-Voting Common Stock as described herein or in other exchange agreements, and (2) to approve, for purposes of Nasdaq Rule 5635, (a) the issuance of shares of Voting Common Stock to be issued upon conversion of the Series B Preferred Stock (b) the issuance of shares of Non-Voting Common Stock to be issued upon conversion of the Series D Preferred Stock, and (c) the issuance of shares of Voting Common Stock to be issued upon conversion of the Non-Voting Common Stock into shares of Voting Common Stock.  If the Company obtains shareholder approval for both (1) and (2) above (the “Shareholder Approval”), then the shares of Series B Preferred Stock will automatically convert to shares of Voting Common Stock in accordance with the terms of the Series B Preferred Stock and the shares of Series D Preferred Stock will automatically convert to shares of Non-Voting Common Stock in accordance with the terms of the Series D Preferred Stock.

EXHIBIT C

TERMS OF NON-VOTING COMMON STOCK

Non-Voting Common Shares

(1)           Same Rights As Common Shares. Except with respect to voting rights and as otherwise specifically provided in these Articles of Incorporation, Non-Voting Common Shares shall have the same preferences, limitations, and relative rights as, and shall be identical in all respects to, the Common Shares.

(2)           No Voting Rights. Except as required by the KBCA or these Articles of Incorporation, Non-Voting Common Shares shall not have the right to vote on any matter submitted to a vote at a meeting of shareholders of the Corporation.

(3)           Dividends.

(a)           Subject to the preferential dividend rights, if any, of any Preferred Shares and after the Corporation has complied with any requirements for setting aside sums as sinking funds or as redemption or purchase accounts and subject further to subpart (b) of this paragraph and any other conditions that may be established in accordance with the provisions of Paragraph C, D or E of this Article IV, the holders of Non-Voting Common Shares shall be entitled to receive such dividends, if any, as may be declared from time to time by the Board of Directors.

(b)           No dividend will be paid or authorized and set apart for payment on any Non-Voting Common Shares for any period unless the Corporation has paid or authorized and set aside for payment in the same period, or contemporaneously pays or authorizes and sets aside for payment, an equal amount to be paid as a dividend on Common Shares.

(4)           Distributions. After distribution in full of any preferential amount to be distributed to the holders of Preferred Shares, and subject to any other rights of the holders of Preferred Shares to further participate in a liquidation, distribution or sale of assets, dissolution or winding-up of the Corporation, the holders of Non-Voting Common Shares and Common Shares shall be entitled to receive, upon the voluntary or involuntary liquidation, distribution or sale of assets, dissolution or winding-up of the Corporation, all of its remaining assets, tangible and intangible, of whatever kind available for distribution to the shareholders, ratably in proportion to the number of Common Shares and Non-Voting Common Shares held by each, with each share being proportionally equal in relation to the sum total of the two classes.

(5)           Automatic Conversion. Each issued and outstanding Non-Voting Common Share shall automatically be converted into one (1) Common Share (the “Conversion Rate”) upon the transfer of such Non-Voting Common Share (or any security convertible to or exercisable for such Non-Voting Common Share) in (a) a widespread public distribution, including pursuant to a registration statement filed with and declared effective by the SEC or pursuant to Rule 144 under the Securities Act, (b) a transfer in which no transferee (or group of associated transferees) would receive more than 2% of any class of Voting Securities or (c) a transfer to a transferee that controls more than 50% of the Voting Securities without any transfer from the transferor.  The foregoing automatic conversion may occur as to some or all of the Non-Voting Common Shares held by any holder.

(6)           Adjustments. The one-to-one conversion ratio for the conversion of the Non-Voting Common Shares into Common Shares in accordance with item (4) of this Article IV(B) shall in all events be equitably adjusted in the event of (a) any recapitalization of the Corporation by means of a stock dividend on, or a stock split or combination of, outstanding Common Shares and Non-Voting Common Shares, or (b) any merger, consolidation or other reorganization of the Corporation with another corporation.

(7)           Reservation. The Corporation shall at all times reserve and keep available out of its authorized but unissued Common Shares, solely for the purpose of effecting the conversion of the Non-Voting Common Shares, such number of Common Shares as shall from time to time be sufficient to effect the conversion of all outstanding Non-Voting Common Shares.

(8)           Retirement. If any Non-Voting Common Shares shall be converted pursuant to this Article IV, the Shares so converted shall be retired and may not be reissued as Non-Voting Common Shares.

(9)           Redesignation. Upon the conversion of all of the outstanding Non-Voting Common Shares into Common Shares, the Non-Voting Common Shares shall be automatically redesignated as “Common Shares.”

EXHIBIT D

Cumulative Mandatorily Convertible Perpetual Preferred Shares, Series B

Section 1.  Designation of Series and Number of Shares.

(a) The authorized number of Series B Preferred Shares may be decreased (but not below the number of Series B Preferred Shares then issued and outstanding) from time to time by the Board of Directors. Outstanding Series B Preferred Shares that are purchased or otherwise acquired by the Corporation shall be cancelled and, if the Board of Directors so expressly provides by resolution, shall revert to authorized but unissued Preferred Shares of the Corporation undesignated as to series.

(b) The number of Series B Preferred Shares may be increased or decreased (but not below the number of shares thereof then outstanding) by a further resolution of the Board of Directors in accordance with applicable law and the Articles of Incorporation. In case the authorized number of Series B Preferred Shares shall be so decreased, any excess shares shall revert to authorized but unissued Preferred Shares of the Corporation undesignated as to series.

Section 2. Ranking. The Series B Preferred Shares will rank, with respect to the payment of dividends and distributions and upon liquidation, dissolution or winding-up, (1) junior to the Corporation’s Series E Preferred Shares, Series F Preferred Shares and each class or series of capital stock that the Corporation may issue in the future the terms of which expressly provide that such class or series will rank senior to the Series B Preferred Shares as to dividend rights and rights on liquidation, winding up or dissolution of the Corporation (collectively, the “Senior Securities”);  (2) on a parity with the Corporation’s Series D Preferred Shares, Common Shares, Non-Voting Common Shares and each class or series of capital stock that the Corporation may issue in the future the terms of which expressly provide that such class or series will rank on a parity with the Series B Preferred Shares as to dividend rights and rights on liquidation, winding up or dissolution of the Corporation (collectively, the “Parity Securities”); and (3) senior to each other class or series of capital stock, not referred to in clauses (1) or (2) above, that the Corporation may issue in the future the terms of which do not expressly provide that it ranks on a parity with or senior to the Series B Preferred Shares as to dividend rights and rights on liquidation, winding-up or dissolution of the Corporation (the “Junior Securities”).

Section 3.  Definitions. As used herein with respect to the Series B Preferred Shares:

(a) “Additional Stock” has the meaning set forth in Section 10(a)(viii)(F).

(b)  “Articles of Incorporation” shall mean the articles of incorporation of the Corporation, as they may be amended from time to time, and shall include this Article IV.D.

(c) “Board of Directors” means the board of directors of the Corporation or any committee thereof duly authorized to act on behalf of such board of directors.

(d) “Business Day” means any day that is not Saturday or Sunday and that, in Kentucky, is not a day on which banking institutions generally are authorized or obligated by law or executive order to be closed.

(e) “Bylaws” means the Bylaws of the Corporation, as may be amended from time to time.

(f) “Change in Control” means the occurrence of any one or more of the following:  (i) an event that would be required to be reported as a change in control in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Securities Exchange Act of 1934 (the "Exchange Act") as if the Corporation were a reporting company under the Exchange Act; (ii) any "persons" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act), other than the Corporation or any "person" who on the date of this Agreement is a director or officer of the Corporation, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Corporation representing 50% or more of the combined voting power of the Corporation's then outstanding securities; or (iii) during any period of two (2) consecutive years, individuals who at the beginning of such period constitute the Board of Directors cease for any reason to constitute at least a majority thereof, unless the election of each director who was not a director at the beginning of such period has been approved in advance by directors representing at least two-thirds of the directors then in office who were directors at the beginning of the period.

(g) “Closing Price” of the Common Shares on any determination date means the closing sale price or, if no closing sale price is reported, the last reported sale price of the shares of the Common Shares on the NASDAQ Stock Market on such date. If the Common Shares are not traded on the NASDAQ Stock Market on any determination date, the Closing Price of the Common Shares on such determination date means the closing sale price as reported in the composite transactions for the principal U.S. national or regional securities exchange on which the Common Shares are so listed or quoted, or, if no closing sale price is reported, the last reported sale price on the principal U.S. national or regional securities exchange on which the Common Shares are so listed or quoted, or if the Common Shares are not so listed or quoted on a U.S. national or regional securities exchange, the last quoted bid price for the Common Shares in the over-the-counter market as reported by Pink Sheets LLC or a similar organization, or, if that bid price is not available, the market price of the Common Shares on that date as determined by a independent investment banking firm retained by the Corporation for this purpose, subject to ultimate joint approval by the Board of Directors and the Holders.  For the purposes of this Article IV.D, all references herein to the closing sale price and the last sale price reported of the Common Shares (or other property) on the NASDAQ Stock Market shall be the closing sale price and last reported sale price as reflected on the website of the NASDAQ Stock Market (www.nasdaq.com) and as reported by Bloomberg Professional Service; provided that in the event that there is a discrepancy between the closing price and the last reported sale price as reflected on the website of the NASDAQ Stock Market and as reported by Bloomberg Professional Service, the closing sale price and the last reported sale price on the website of the NASDAQ Stock Market shall govern.

(h) “Common Shares” means the Common Shares, without par value, of the Corporation.

(i) “Common Share Equivalents” means securities representing rights convertible into or exchangeable for, or entitling the holder thereof to purchase or receive directly or indirectly, Common Shares.

(j) “Conversion Agent” shall mean the Transfer Agent (which may be the Corporation) acting in its capacity as conversion agent for the Series B Preferred Shares, and its successors and assigns.

(k) “Conversion Price” means $ [Closing trading price of Common Shares on trading day immediately before date of exchange].

(l) “Conversion Rate” means that number of Common Shares (and cash in lieu of fractional common shares) into which one Series B Preferred Share shall be convertible. The Conversion Rate shall initially be 100, subject to adjustment as set forth herein.

(m) “Corporation” means Porter Bancorp, Inc., a Kentucky corporation.

(n) “Current Market Price” means, on any date, the average of the daily Closing Prices per Common Share or other securities on each of the five consecutive Trading Days preceding the earlier of the day before the date in question and the day before the Ex-Date with respect to the issuance or distribution requiring such computation.

(o) “Depositary” means DTC or its nominee or any successor depositary appointed by the Corporation.

(p) “Distributed Property” has the meaning set forth in Section 10(a)(iv).

(q) “Dividend Threshold Amount” has the meaning set forth in Section 10(a)(v).

(r) “DTC” means The Depository Trust Company and its successors or assigns.

(s) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(t)  “Exchange Property” shall have the meaning set forth in Section 12.

(u) “Ex-Date,” when used with respect to any issuance or distribution, means the first date on which the Common Shares or other securities trade without the right to receive the issuance or distribution.

(v) “Filing Date” has the meaning set forth in Section 10(a)(viii).

(w)  “First Dilutive Issuance” has the meaning set forth in Section 10(a)(viii).

(x) “Holder” means the Person in whose name the Series B Preferred Shares are registered, which may be treated by the Corporation, Transfer Agent, Registrar, paying agent and Conversion Agent as the absolute owner of the Series B Preferred Shares for the purpose of making payment and settling the related conversions and for all other purposes.

(y) “Junior Securities” has the meaning set forth in Section 2.

(zz)  “Mandatory Conversion Date” means, with respect to the Series B Preferred Shares of any Holder, the third Business Day after the date on which the Corporation receives the Shareholder Approval (or if a Reorganization Event has theretofore been consummated, the date of consummation of such Reorganization Event), provided, however, that if a Mandatory Conversion Date would otherwise occur on or after an Ex-Date for an issuance or distribution that results in an adjustment of the Conversion Rate pursuant to Section 10 and on or before the Record Date for such issuance or distribution, such Mandatory Conversion Date shall instead occur on the first calendar day after the Record Date for such issuance or distribution.

(aa) “Officer” means the President, the Chief Executive Officer, the Chief Operating Officer, any Senior Executive Vice President, any Executive Vice President, any Senior Vice President, the Chief Financial Officer, the Treasurer or the Secretary of the Corporation.

(bb) “Officer’s Certificate” means a certificate of the Corporation, signed by any duly authorized Officer of the Corporation.

(cc) “Parity Securities” has the meaning set forth in Section 2.

(dd) “Person” means a legal person, including any individual, corporation, estate, partnership, joint venture, association, joint-stock company, limited liability company or trust.

(ee) “Record Date” has the meaning set forth in Section 4(b).

(ff) “Registrar” shall mean the Transfer Agent acting in its capacity as registrar for the Series B Preferred Shares, and its successors and assigns or any other registrar duly appointed by the Corporation.

(gg) “Reorganization Event” has the meaning set forth in Section 12.

(hh) “Senior Securities” has the meaning set forth in Section 2.

(ii) “Shareholder Approval” means the shareholder approval necessary to approve the conversion of the Series B Preferred Shares into Common Shares for purposes of Rule 5635 of the NASDAQ Stock Market Rules.

(jj) “Subsequent Dilutive Issuance” has the meaning set forth in Section 10(a)(viii).

 (kk) “Trading Day” means a day on which the Common Shares:

(i) are not suspended from trading on any national or regional securities exchange or association or over-the-counter market at the close of business; and

(ii) have traded at least once on the national or regional securities exchange or association or over-the-counter market that is the primary market for the trading of the Common Shares.

(ll) “Transfer Agent” means American Stock Transfer Company, acting as Transfer Agent, Registrar, paying agent and Conversion Agent for the Series B Preferred Shares, and its successors and assigns, including any successor transfer agent appointed by the Corporation.  The Corporation may act as its own transfer agent.

Section 4. Dividends.

(a)  Subject to the preferential dividend rights, if any, of any Senior Securities and after the Corporation has complied with any requirements for setting aside sums as sinking funds or as redemption or purchase accounts and subject further to subpart (b) of this Section and any other conditions that may be established in accordance with the provisions of this Article IV.D, the holders of Series B Preferred Shares shall be entitled to receive such dividends, if any, as may be declared from time to time by the Board of Directors.

(b) No dividend will be paid or authorized and set apart for payment on any Series B Preferred Shares for any period unless the Corporation has paid or authorized and set aside for payment in the same period, or contemporaneously pays or authorizes and sets aside for payment, an equal amount to be paid as a dividend, on a Common Share Equivalent basis, on the Parity Securities.

Section 5. Liquidation.

(a) After distribution in full of any preferential amount to be distributed to the holders of Senior Securities, and subject to any other rights of the holders of Senior Securities to further participate in a liquidation, distribution or sale of assets, dissolution or winding-up of the Corporation, the holders of Series B Preferred Shares and any Parity Securities shall be entitled to receive, upon the voluntary or involuntary liquidation, distribution or sale of assets, dissolution or winding-up of the Corporation, all of its remaining assets, tangible and intangible, of whatever kind available for distribution to the shareholders, ratably in proportion to the number of Common Share Equivalents represented by the Series B Preferred Shares and Parity Securities held by each.

(b) If the assets of the Corporation available for distribution to shareholders upon any liquidation, dissolution or winding-up of the affairs of the Corporation, whether voluntary or involuntary, shall be insufficient to pay in full the amounts payable with respect to all outstanding Series B Preferred Shares and the corresponding amounts payable on any Parity Securities, Holders and the holders of such Parity Securities shall share ratably in any distribution of assets of the Corporation in proportion to the full respective liquidating distributions to which they would otherwise be respectively entitled.

(c) Except as provided for in Section 12, the Corporation’s consolidation or merger with or into any other entity, the consolidation or merger of any other entity with or into the Corporation, or the sale of all or substantially all of the Corporation’s property or business will not constitute its liquidation, dissolution or winding up.

Section 6. Perpetual; No Maturity. The Series B Preferred Shares shall be perpetual and shall be without maturity subject only to conversion to Common Shares in accordance with this Article IV.D.

Section 7. Non-Redeemable. The Series B Preferred Shares shall not be redeemable either at the Corporation’s option or at the option of Holders at any time. The Series B Preferred Shares shall not be subject to any sinking fund or other obligation to redeem, repurchase or retire the Series B Preferred Shares.

Section 8. Mandatory Conversion; Conversion Procedures.

(a) Subject to the provisions of Section 15, effective as of the close of business of the Mandatory Conversion Date, all Series B Preferred Shares shall, automatically convert into Common Shares at the Conversion Rate as set forth below, and the Series B Preferred Shares shall automatically cease to be outstanding.

(b) Except pursuant to Section 10, no allowance or adjustment shall be made with respect to holders of Series B Preferred Shares or the Common Shares into which the Series B Preferred Shares are converted. Prior to the close of business on the Mandatory Conversion Date, Common Shares issuable upon conversion of, or other securities issuable upon conversion of, any Series B Preferred Shares shall not be deemed outstanding for any purpose, and Holders shall have no rights with respect to the Common Shares or other securities issuable upon conversion (including voting rights, rights to respond to tender offers for the Common Shares or other securities issuable upon conversion and rights to receive any dividends or other distributions on the  Common Shares or other securities issuable upon conversion) by virtue of holding Series B Preferred Shares.

(c) Shares of previously issued Series B Preferred Shares duly converted in accordance with this Article IV.D will resume the status of authorized and unissued Preferred Shares and available for future issuance. The Corporation may from time-to-time take such appropriate action as may be necessary to reduce the authorized number of Series B Preferred Shares, but not below the number of Series B Preferred Shares then outstanding.

(d) The Person or Persons entitled to receive the Common Shares and/or cash, securities or other property issuable upon conversion of outstanding Series B Preferred Shares shall be treated for all purposes as the record holder(s) of such Common Shares and/or securities as of the close of business on the Mandatory Conversion Date. If a Holder shall not by written notice designate the name in which Common Shares and/or cash, securities or other property (including payments of cash in lieu of fractional shares) to be issued or paid upon conversion of Series B Preferred Shares should be registered or paid or the manner in which such shares should be delivered, the Corporation shall be entitled to register and deliver such shares, and make such payment, in the name of the Holder and in the manner shown on the records of the Corporation or, if the Series B Preferred Shares are then held by book-entry with DTC or any successor Depositary, through book-entry transfer through the Depositary.

(e) Although conversion into Common Shares is automatic as provided in Section 8(a), the mechanical issuance of Common Shares will occur on the Mandatory Conversion Date as follows:

(i) On the Mandatory Conversion Date, Common Shares shall be issued to Holders or their designee upon presentation and surrender of the certificate evidencing the Series B Preferred Shares to the Conversion Agent, if Series B Preferred Shares are held in certificated form, and, if required, the furnishing of appropriate endorsements and transfer documents and the payment of all transfer and similar taxes. If a Holder’s interest is a beneficial interest in shares representing Series B Preferred Shares held by book-entry with DTC or any successor Depositary, a book-entry transfer through the Depositary will be made by the Conversion Agent upon compliance with the Depositary’s procedures for converting a beneficial interest in a global security.
(ii) On the date of the conversion of outstanding Series B Preferred Shares to Common Shares, if a Holder’s interest is in certificated form, a Holder must do each of the following in order to convert:

(A) complete and manually sign the conversion notice provided by the Conversion Agent, which the Corporation shall cause to be provided to each Holder prior to the shareholder meeting at which the Shareholder Approval is sought, or a facsimile of the conversion notice, and deliver this irrevocable notice to the Conversion Agent;

(B) surrender the Series B Preferred Shares to the Conversion Agent;

(C) if required, furnish appropriate endorsements and transfer documents; and

(D) if the Common Shares will not be issued to the Holder, pay all transfer or similar taxes.

If the Series B Preferred Shares are held by book-entry with DTC or any successor Depositary, in order to convert, such Holder must comply with paragraphs (C) and (D) of this clause (ii) and comply with the Depositary’s procedures for converting a beneficial interest in a global security, which the Corporation shall cause to be communicated to each Holder prior to the shareholder meeting at which the Shareholder Approval is sought.

(iii) The Conversion Agent shall, on a Holder’s behalf, convert the Series B Preferred Shares into Common Shares, in accordance with the terms of the notice delivered by such Holder described in paragraph (ii) of this subsection.

Section 9.  Reserved.

Section 10. Anti-Dilution Adjustments.

(a) The Conversion Rate shall be subject to the following adjustments:

(i) Stock Dividends and Distributions. If the Corporation pays dividends or other distributions on its Common Shares in Common Shares, then the Conversion Rate in effect immediately prior to the Ex-Date for such dividend or distribution will be multiplied by the following fraction

OS¹
OS0

Where,

OS0 =	the number of Common Shares outstanding immediately prior to Ex-Date for such dividend or distribution.

OS1 =	the sum of the number of Common Shares outstanding immediately prior to the Ex-Date for such dividend or distribution plus the total number of Common Shares constituting such dividend or distribution.

If any dividend or distribution described in this clause (i) is authorized and declared but not so paid or made, the Conversion Rate shall be readjusted, effective as of the date the Board of Directors publicly announces its decision not to make such dividend or distribution, to such Conversion Rate that would be in effect if such dividend or distribution had not been declared.

(ii) Subdivisions, Splits and Combination of the Common Shares. If the Corporation subdivides, splits or combines the Common Shares, then the Conversion Rate in effect immediately prior to the effective date of such share subdivision, split or combination will be multiplied by the following fraction:

OS¹
OS0

Where,

OS0 =	the number of Common Shares outstanding immediately prior to the effective time of such share subdivision, split or combination.

OS1 =	the number of Common Shares outstanding immediately after the effective time of such share subdivision, split or combination.

If any subdivision, split or combination described in this clause (ii) is announced but the outstanding Common Shares are not subdivided, split or combined, the Conversion Rate shall be readjusted, effective as of the date the Board of Directors publicly announces its decision not to subdivide, split or combine the outstanding Common Shares, to such Conversion Rate that would be in effect if such subdivision, split or combination had not been announced.

(iii) Issuance of Stock Purchase Rights. If the Corporation issues to all or substantially all holders of the rights or warrants to Common Shares (other than rights or warrants issued pursuant to a dividend reinvestment plan or share purchase plan or other similar plans) entitling them to subscribe for or purchase the Common Shares at less than the Current Market Price on the date fixed for the determination of stockholders entitled to receive such rights or warrants, then the Conversion Rate in effect immediately prior to the Ex-Date for such distribution will be multiplied by the following fraction:

OS0 + X
OS0 + Y

Where,

OS0 =	the number of Common Shares outstanding immediately prior to the Ex-Date for such distribution.

X =	the total number of Common Shares issuable pursuant to such rights or warrants.

Y =
the number of Common Shares equal to (i) the total number of Common Shares issuable pursuant to such rights or warrants, times (ii) the aggregate price payable to exercise such rights or warrants divided by the Current Market Price.

If such rights or warrants described in this clause (iii) are not so issued, the Conversion Rate shall be readjusted, effective as of the date the Board of Directors publicly announces its decision not to issue such rights or warrants, to the Conversion Rate that would then be in effect if such issuance had not been declared. To the extent that such rights or warrants are not exercised prior to their expiration or Common Shares are otherwise not delivered pursuant to such rights or warrants upon the exercise of such rights or warrants, the Conversion Rate shall be readjusted to such Conversion Rate that would then be in effect had the adjustment made upon the issuance of such rights or warrants been made on the basis of the delivery of only the number of Common Shares actually delivered. In determining the aggregate offering price payable for such Common Shares, there shall be taken into account any consideration received for such rights or warrants and the value of such consideration (if other than cash, to be determined by the Board of Directors). If an adjustment to the Conversion Rate is required under this clause (iii), delivery of any additional Common Shares that may be deliverable upon conversion as a result of an adjustment required under this clause (iii) shall be delayed to the extent necessary in order to complete the calculations provided in this clause (iii).

(iv) Debt or Asset Distributions. If the Corporation distributes to all or substantially all holders of Common Shares evidences of indebtedness, shares of capital stock, securities, cash or other assets (excluding any dividend or distribution referred to in clause (i) of this Section 10(a), any rights or warrants referred to in clause (iii) of this Section 10(a), any dividend or distribution paid exclusively in cash, any consideration payable in connection with a tender or exchange offer made by the Corporation or any of its subsidiaries, and any dividend of shares of capital stock of any class or series, or similar equity interests, of or relating to a subsidiary or other business unit in the case of certain spin-off transactions as described below) (such evidences of indebtedness, shares of capital stock, securities, cash or other assets, the “Distributed Property”), then the Conversion Rate in effect immediately prior to the Ex-Date for such distribution will be multiplied by the following fraction:

SP0
SP0– FMV

Where,

SP0 =	the Current Market Price per Common Share on such date.

FMV =	the fair market value of the portion of the distribution applicable to one Common Share on such date as determined by the Board of Directors;

provided that, if “FMV” as set forth above is equal to or greater than “SP0” as set forth above, in lieu of the foregoing adjustment, adequate provision shall be made so that each Holder shall receive on the date on which the Distributed Property is distributed to holders of Common Shares, for each Preferred Share, the amount of Distributed Property such holder would have received had such holder owned a number of Common Shares equal to the Conversion Rate on the Ex-Date for such distribution.

In a “spin-off,” where the Corporation makes a distribution to all or substantially all holders of Common Shares consisting of capital stock of any class or series, or similar equity interests of, or relating to, a subsidiary or other business unit, the Conversion Rate will not be adjusted, but in lieu of such adjustment each Holder shall receive the same distribution as a holder of Common Shares would as though such Holder’s Series B Preferred Shares had been converted into such number of Common Shares that such Holder’s Series B Preferred Shares would then be convertible.

If a distribution described in this clause (iv) is not so paid or made, the Conversion Rate shall be readjusted, effective as of the date the Board of Directors publicly announces its decision not to pay or make such dividend or distribution, to the Conversion Rate that would then be in effect if such dividend or distribution had not been declared. If an adjustment to the Conversion Rate is required under this clause (iv), delivery of any additional Common Shares that may be deliverable upon conversion as a result of an adjustment required under this clause (iv) shall be delayed to the extent necessary in order to complete the calculations provided for in this clause (iv).

(v) Reserved.

(vi) Self Tender Offers and Exchange Offers. If the Corporation or any of its subsidiaries successfully completes a tender or exchange offer for the Common Shares where the cash and the value of any other consideration included in the payment per Common Share exceeds the Closing Price per Common Share on the Trading Day immediately succeeding the expiration of the tender or exchange offer, then the Conversion Rate in effect at the close of business on such immediately succeeding Trading Day will be multiplied by the following fraction:

AC + (SP 0xOS1)
OS0xSP0

Where,

SP0 =	the Closing Price per Common Share on the Trading Day immediately succeeding the expiration of the tender or exchange offer.

OS0 =	the number of Common Shares outstanding immediately prior to the expiration of the tender or exchange offer, including any shares validly tendered and not withdrawn.

OS1 =	the number of Common Shares outstanding immediately after the expiration of the tender or exchange offer.

AC =	the aggregate cash and fair market value of the other consideration payable in the tender or exchange offer, as determined by the Board of Directors.

If the Corporation, or one of its subsidiaries, is obligated to purchase Common Shares pursuant to any such tender offer or exchange offer, but the Corporation, or such subsidiary, is permanently prevented by applicable law from effecting any such purchases, or all such purchases are rescinded, then the Conversion Rate shall be readjusted to be such Conversion Rate that would then be in effect if such tender offer or exchange offer had not been made. Except as set forth in the preceding sentence, if the application of this clause (vi) to any tender offer or exchange offer would result in a decrease in the Conversion Rate, no adjustment shall be made for such tender offer or exchange offer under this clause (vi). If an adjustment to the Conversion Rate is required under this clause (vi), delivery of any additional Common Shares that may be deliverable upon conversion as a result of an adjustment required under this clause (vi) shall be delayed to the extent necessary in order to complete the calculations provided for in this clause (vi).

(vii) Rights Plans. To the extent that the Corporation has a rights plan in effect with respect to the Common Shares on the Mandatory Conversion Date, upon conversion of any Series B Preferred Shares, Holders will receive, in addition to the Common Shares, the rights under the rights plan, unless, prior to such Mandatory Conversion Date, the rights have separated from the Common Shares, in which case the Conversion Rate will be adjusted at the time of separation as if the Corporation had made a distribution to all holders of the Common Shares as described in clause (iv) of this Section 10(a), subject to readjustment in the event of the expiration, termination or redemption of such rights.

(viii)  Other Issuances of Additional Stock.

(A) For so long as any Series B Preferred Shares remain outstanding, if the Corporation shall issue (or be deemed to have issued), after the date of filing of this Article IV.D (the “Filing Date”), any Additional Stock without consideration or for a consideration per share less than the Conversion Price for the Series B Preferred Shares in effect immediately prior to the issuance of such Additional Stock, the Conversion Rate for the Series B Preferred Shares in effect immediately prior to each such issuance of Additional Stock shall forthwith (except as otherwise provided in this subsection (viii)) be adjusted to equal the product obtained by multiplying the Conversion Rate for the Series B Preferred Shares in effect immediately prior to such issuance of Additional Stock by a fraction, the numerator of which is equal to the sum of (x) the total number of Common Shares outstanding (including any Common Shares previously deemed to have been issued pursuant to subsection (viii)(E)(1) or (2) of this Section 10 (to the extent not actually issued)) immediately prior to such issuance of Additional Stock plus (y) the number of Common Shares that the aggregate consideration received by this Corporation for such issuance of Additional Stock would purchase at the Conversion Price for Series B Preferred Shares in effect immediately prior to such issuance of Additional Stock, and the denominator of which is equal to the sum of (x) the total number of Common Shares outstanding (including any Common Shares previously deemed to have been issued pursuant to subsection (viii)(E)(1) or (2) of this Section 10 (to the extent not actually issued)) immediately prior to such issuance of Additional Stock plus (y) the number of shares of Additional Stock issued.  If the Corporation issues or sells, or is deemed to have issued or sold, Additional Stock (the “First Dilutive Issuance”), then if the Corporation issues or sells, or is deemed to have issued or sold, Additional Stock other than the First Dilutive Issuance as a part of the same transaction or series of related transactions as the First Dilutive Issuance (a “Subsequent Dilutive Issuance”), then and in each such case upon a Subsequent Dilutive Issuance, the Conversion Rate shall be reduced to the Conversion Rate that would have been in effect had the First Dilutive Issuance and each Subsequent Dilutive Issuance all occurred on the closing date of the First Dilutive Issuance.

(B) Except to the limited extent provided for in subsections (viii)(E)(3) or (4), no adjustment of the Conversion Rate for Series B Preferred Shares pursuant to this subsection (viii) shall have the effect of increasing any such Conversion Rate above the Conversion Rate in effect immediately prior to such adjustment.

(C) In the case of the issuance of Additional Stock for cash, the consideration shall be deemed to be the amount of cash paid therefore before deducting any discounts, commissions or other expenses allowed, paid or incurred by the Corporation for any underwriting or otherwise in connection with the issuance and sale thereof.

(D) In the case of the issuance of Additional Stock for a consideration in whole or in part other than cash, the consideration other than cash shall be deemed to be the fair value thereof as determined in good faith by the Corporation’s Board of Directors irrespective of any accounting treatment.

(E) In the case of the issuance (whether before, on or after the Filing Date) of (i) options to purchase or rights to subscribe for Common Shares, (ii) securities by their terms convertible into or exchangeable for Common Shares or (iii) options to purchase or rights to subscribe for securities by their terms convertible into or exchangeable for Common Shares, the following provisions shall apply for all purposes of this subsection (viii):

(1)     The aggregate maximum number of Common Shares deliverable upon exercise (assuming the satisfaction of any conditions to exercisability, including without limitation, the passage of time, but without taking into account potential anti-dilution adjustments) of such options to purchase or rights to subscribe for Common Shares shall be deemed to have been issued at the time such options or rights were issued and for a consideration equal to the consideration (determined in the manner provided in subsections (viii)(C) and (D) if any, received by the Corporation upon the issuance of such options or rights plus the minimum exercise price provided in such options or rights (without taking into account potential anti-dilution adjustments) for the Common Shares covered thereby.

(2)     The aggregate maximum number of Common Shares deliverable upon conversion of or in exchange (assuming the satisfaction of any conditions to convertibility or exchangeability, including without limitation, the passage of time, but without taking into account potential anti-dilution adjustments) for any such convertible or exchangeable securities or upon the exercise of options to purchase or rights to subscribe for such convertible or exchangeable securities and subsequent conversion or exchange thereof shall be deemed to have been issued at the time such securities were issued or such options or rights were issued and for a consideration equal to the consideration, if any, received by the Corporation for any such securities and related options or rights (excluding any cash received on account of accrued interest or accrued dividends), plus the minimum additional consideration, if any, to be received by the Corporation (without taking into account potential anti-dilution adjustments) upon the conversion or exchange of such securities or the exercise of any related options or rights (the consideration in each case to be determined in the manner provided in subsections (viii)(C) and (D)).

(3)     In the event of any change in the number of Common Shares deliverable or in the consideration payable to this Corporation upon exercise of such options or rights or upon conversion of or exchange for such convertible or exchangeable securities, including, but not limited to, a change resulting from the anti-dilution provisions thereof, the Conversion Rate for Series B Preferred Shares, to the extent in any way affected by or computed using such options, rights or securities, shall be recomputed to reflect such change, but no further adjustment shall be made for the actual issuance of Common Shares or any payment of such consideration upon the exercise of any such options or rights or the conversion or exchange of such securities.

(4)     Upon the expiration of any such options or rights, the termination of any such rights to convert or exchange or the expiration of any options or rights related to such convertible or exchangeable securities, the Conversion Rate for the Series B Preferred Shares, to the extent in any way affected by or computed using such options, rights or securities or options or rights related to such securities, shall be recomputed to reflect the issuance of only the number of Common Shares (and convertible or exchangeable securities that remain in effect) actually issued upon the exercise of such options or rights, upon the conversion or exchange of such securities or upon the exercise of the options or rights related to such securities.

(5)     The number of Common Shares deemed issued and the consideration deemed paid therefore pursuant to subsections (viii)(E)(1) and (2) and (b) shall be appropriately adjusted to reflect any change, termination or expiration of the type described in either subsection (viii)(E)(3) and (4).

(F) “Additional Stock” shall mean any Common Shares issued (or deemed to have been issued pursuant to subsection (viii)(E) of this Section 10) by this Corporation after the Filing Date for so long as any Series B Preferred Shares remain outstanding, other than:

(1)     Common Shares or Common Share Equivalents issued pursuant to an event or transaction described in Sections 10(a)(i) or (ii);

(2)     Common Shares issued pursuant to an event or transaction described in Section 10(e) (exceptions to adjustment of Conversion Rate);

(3)     Common Shares issued or issuable upon conversion of Series B Preferred Shares;

(4)     Common Shares issued (or deemed to have been issued pursuant to subsection (viii)(E) of this Section 10) in connection with a Reorganization Event.

(b) The Corporation may make such increases in the Conversion Rate, in addition to any other increases required by this Section 10, if the Board of Directors deems it to be in the best interests of the Corporation or otherwise advisable to avoid or diminish any income tax to holders of the Common Shares resulting from any dividend or distribution of Common Shares (or issuance of rights or warrants to acquire Common Shares) or from any event treated as such for income tax purposes or for any other reason.

(c) All adjustments to the Conversion Rate shall be calculated to the nearest 1/10,000th of a Common Share. No adjustment in the Conversion Rate shall be required unless such adjustment would require an increase or decrease of at least one percent thereof; provided, however, that any adjustments which by reason of this subparagraph are not required to be made shall be carried forward and taken into account in any subsequent adjustment; provided further that on the Mandatory Conversion Date relating to a conversion at the option of the Holder (including, without limitation, any conversion in connection with a Change in Control), adjustments to the Conversion Rate will be made with respect to any such adjustment carried forward and which has not been taken into account before such date.

(d) No adjustment to the Conversion Rate shall be made if Holders may participate in the transaction that would otherwise give rise to an adjustment, as a result of holding the Series B Preferred Shares, without having to convert the Series B Preferred Shares, as if they held the full number of Common Shares into which a Series B Preferred Share may then be converted.

(e) The Conversion Rate shall not be adjusted:

(i) upon the issuance of any Common Shares pursuant to any present or future plan providing for the reinvestment of dividends or interest payable on the Corporation’s securities and the investment of additional optional amounts in Common Shares under any plan;

(ii) upon the issuance of any Common Shares or rights, options or warrants to purchase those shares pursuant to any Incentive Plans;

(iii) upon the issuance of any Common Shares pursuant to any option, warrant, right or exercisable, exchangeable or convertible security outstanding as of the date Series B Preferred Shares were first issued; or

(iv) for a change in the par value or no par value of the Common Shares.

(f) Whenever the Conversion Rate is to be adjusted in accordance with Section 10(a) or Section 10(b), the Corporation shall:

(i) as soon as practicable following the occurrence of an event that requires an adjustment to the Conversion Rate pursuant to Section 10(a) or Section 10(b), taking into account the one percent threshold set forth in Section 10(c) (or if the Corporation is not aware of such occurrence, as soon as practicable after becoming so aware), provide, or cause to be provided, a written notice to the Holders of the occurrence of such event; and

(ii) as soon as practicable following the determination of the revised Conversion Rate in accordance with Section 10(a) or Section 10(b), provide, or cause to be provided, a written notice to the Holders setting forth in reasonable detail the method by which the adjustment to the Conversion Rate was determined and setting forth the revised Conversion Rate.

(g) Notwithstanding anything to the contrary in this Article IV.D, any adjustment to the Conversion Rate that would require the prior approval of any federal or state banking regulatory agency shall be adjusted so that (i) initially only that maximum adjustment shall be made that shall result in conversion to the maximum number of Common Shares that would be permitted without such regulatory approvals, and (ii) in the event Holder obtains the necessary bank regulatory approvals, the balance of the adjustment shall be made.  In the event that more than one event occurs requiring adjustment of the Conversion Rate and requires prior bank regulatory approval, upon receipt of necessary approvals, the adjustments shall then be made in such manner that the total number of Common Shares into which the Series B Preferred Shares are convertible is the same as it would have been if no regulatory approvals had been required.

Section 11. Voting Rights. The holders of Series B Preferred Shares shall not have any voting rights except as set forth in this Section 11 or as otherwise from time to time required by law.

(a) Voting Rights. So long as any Series B Preferred Shares are outstanding, in addition to any other vote or consent of stockholders required by law or by the Articles of Incorporation, the vote or consent of the holders of at least majority of the outstanding Series B Preferred Shares (subject to the last paragraph of this Section 11(a)) at the time outstanding and entitled to vote thereon, voting together as a single class, given in person or by proxy, either in writing without a meeting or by vote at any meeting called for the purpose, shall be necessary for effecting or validating:

(i) Authorization of Senior Stock. Any amendment or alteration of the Articles of Incorporation or this Article IV.D (including by means of a merger, consolidation, or otherwise) to authorize or create, or increase the authorized amount of, any shares of any specific class or series of capital stock of the Corporation ranking senior to the Series B Preferred Shares with respect to either or both the payment of dividends or the distribution of assets on any liquidation, dissolution or winding up of the Corporation; or

(ii) Amendment of Provisions Affecting Series B Preferred Shares. Any amendment, alteration or repeal of any provision of the Articles of Incorporation or this Article IV.D (including by means of a merger, consolidation, or otherwise) to the extent that such amendment, alteration or repeal materially and adversely affect the special rights, preferences, privileges or voting powers of the Series B Preferred Shares;

provided, however, that for all purposes of this Section 11(a), (1) any increase in the amount of the Corporation’s authorized but unissued Preferred Shares, (2) any increase in the amount of the Corporation’s authorized or issued Series B Preferred Shares, and (3) to the extent allowed by Kentucky law, the creation and issuance, or an increase in the authorized or issued amount, of other class or series of capital stock of the Corporation ranking equally with or junior to the Series B Preferred Shares either or both with respect to the payment of dividends (whether such dividends are cumulative or non-cumulative) and/or the distribution of assets upon the liquidation, dissolution or winding up of the Corporation, will not be deemed to materially and adversely affect the special rights, preferences, privileges or voting powers of the Series B Preferred Shares.

So long as any Series B Preferred Shares are outstanding a Holder shall be entitled to vote, with a number of votes equal to that number of Common Shares into which such Holder’s Series B Preferred Shares would then be convertible, together with the holders of Common Shares acting as a single class, in person or by proxy, either in writing without a meeting or by vote at any meeting called for the purpose, for effecting or validating any consummation of any Reorganization Event, as defined in Section 12, below.

(b) Change for Clarification. Without the consent of the holders of the Series B Preferred Shares, so long as such action does not adversely affect the special rights, preferences, privileges and voting powers, and limitations and restrictions thereof, of the Series B Preferred Shares, the Corporation may amend, alter, supplement or repeal any terms of the Series B Preferred Shares:

(i) to cure any ambiguity, or to cure, correct or supplement any provision contained in this Article IV.D that may be ambiguous, defective or inconsistent; or

(ii) to make any provision with respect to matters or questions relating to the Series B Preferred Shares that is not inconsistent with the provisions of this Article IV.D.

(c) Procedures for Voting and Consents. The rules and procedures for calling and conducting any meeting of the holders of Series B Preferred Shares (including, without limitation, the fixing of a record date in connection therewith), the solicitation and use of proxies at such a meeting, the obtaining of written consents and any other aspect or matter with regard to such a meeting or such consents shall be governed by any rules the Board of Directors or a duly authorized committee of the Board of Directors, in its discretion, may adopt from time to time, which rules and procedures shall conform to the requirements of the Articles of Incorporation, the By-Laws, applicable law and any national securities exchange or other trading facility, if any, on which the Series B Preferred Shares or Common Shares is listed or traded at the time.

Section 12.   Reorganization Events.

(a) In the event of:

(i)      any consolidation or merger of the Corporation with or into another Person, in each case pursuant to which the Common Shares will be converted into cash, securities or other property of the Corporation or another Person,

(ii)     any sale, transfer, lease or conveyance to another Person of all or substantially all of the property and assets of the Corporation, in each case pursuant to which the Common Shares will be converted into cash, securities or other property of the Corporation or another Person,

(iii)     any reclassification of the Common Shares into securities including securities other than the Common Shares or

(iv)     any statutory exchange of the outstanding Common Shares for securities of another Person (other than in connection with a merger or acquisition) (any such event specified in clauses (i) through (iv), a “Reorganization Event”), each Series B Preferred Share outstanding immediately prior to such Reorganization Event shall convert into the kind of securities, cash and other property receivable in such Reorganization Event by the holder (excluding the counterparty to the Reorganization Event or an affiliate of such counterparty) of that number of Common Shares into which the Series B Preferred Share would then be convertible (such securities, cash and other property, the “Exchange Property”).

 (b)     If holders of the Common Shares have the opportunity to elect the form of consideration to be received in such transaction, the Holders shall likewise be allowed to make such an election.

(c)     The above provisions of this Section 12 shall similarly apply to successive Reorganization Events and the provisions of Section 10 shall apply to any shares of capital stock of the Corporation (or any successor) received by the holders of the Common Shares in any such Reorganization Event.

(d)     The Corporation (or any successor) shall, within 7 days of the occurrence of any Reorganization Event, provide written notice to the Holders of such occurrence of such event and of the kind and amount of the cash, securities or other property that constitutes the Exchange Property.  Failure to deliver such notice shall not affect the operation of this Section 12.

(e)         The Corporation shall not enter into any agreement for a transaction constituting a Reorganization Event unless such agreement does not interfere with or prevent (as applicable) conversion of the Preferred Shares into the Exchange Property in a manner that gives effect to this Section 12.

Section 13. Fractional Shares.

(a) No fractional Common Shares will be issued as a result of any conversion of Series B Preferred Shares.

(b) In lieu of any fractional Common Share otherwise issuable in respect of any mandatory conversion pursuant to Section 8, the Holder shall be entitled to receive an amount in cash (computed to the nearest cent) equal to the same fraction of the Closing Price of the Common Shares determined as of the second Trading Day immediately preceding the effective date of conversion.

(c) If more than one Series B Preferred Share is surrendered for conversion at one time by or for the same Holder, the number of full Common Shares issuable upon conversion thereof shall be computed on the basis of the aggregate number of Series B Preferred Shares so surrendered.

Section 14. Reservation of Common Shares.

(a) The Corporation shall at all times reserve and keep available out of its authorized and unissued Common Shares, solely for issuance upon the conversion of Series B Preferred Shares as provided in this Article IV.D (assuming the receipt of Shareholder Approval), free from any preemptive or other similar rights, such number of Common Shares as shall from time to time be issuable upon the conversion of all the Series B Preferred Shares then outstanding. For purposes of this Section 14(a), the number of Common Shares that shall be deliverable upon the conversion of all outstanding Series B Preferred Shares shall be computed as if at the time of computation all such outstanding shares were held by a single Holder and there was no regulatory impediment to such conversion.

 (b) All Common Shares delivered upon conversion of the Series B Preferred Shares shall be duly authorized, validly issued, fully paid and non-assessable and free and clear of all liens, claims, security interests and encumbrances.

(c)  The Corporation hereby covenants and agrees that, if at any time the Common Shares shall be listed on The NASDAQ Global Market or any other national securities exchange or automated quotation system, the Corporation will, if permitted by the rules of such exchange or automated quotation system, list and keep listed, so long as the Common Shares shall be so listed on such exchange or automated quotation system, all the Common Shares issuable upon conversion of the Series B Preferred Shares.

Section 15. Limitations on Beneficial Ownership. Notwithstanding anything to the contrary contained herein, if the number of shares to be issued to a holder of Series B Preferred Shares upon a conversion to Common Shares would cause the holder, together with any holdings of Common Shares already held directly or indirectly by the holder, to require prior approval of any banking regulator to acquire those shares, the Corporation will not issue any shares for which an approval may be required of the Corporation until any such approvals shall have been issued, and then only in accordance with the terms and conditions of any approvals.  By accepting ownership of the Series B Preferred Shares, and as a condition to the Corporation’s obligation to issue Common Shares upon conversion or to pay any further dividends to such holder, each holder agrees (i) to provide the Corporation all such information and documents as the Corporation may reasonably require in order for the Corporation to determine the status of compliance with any potential bank regulatory approval requirements, (ii) that the holder shall be solely responsible at the holder’s sole expense for obtaining any such approvals, but shall keep the Corporation fully informed as to the status of the holder’s efforts to obtain approvals and the resolution of any applications for approval.  To the extent such approvals are not obtained, the Series B Preferred Shares that are not convertible shall remain outstanding. Notwithstanding any other provision of this Article IV.D (as it may hereafter be amended) or of the Series B Preferred Shares, during any period of delay beyond the Mandatory Conversion Date because of the need for a regulatory approval as described in this Section 15, the Corporation shall not be obligated to pay any damages for delay in issuance and delivery of the Common Shares.  For the avoidance of doubt, these limitations on beneficial ownership shall not reduce the number of Series B Preferred Shares to be converted upon a mandatory conversion.

Section 16. Transfer Agent, Registrar, Paying Agent and Conversion Agent. The duly appointed Transfer Agent, Registrar, paying agent and Conversion Agent for the Series B Preferred Shares shall initially be the Corporation. The Corporation may, in its sole discretion, remove the Transfer Agent; provided that the Corporation shall appoint a successor transfer agent who shall accept such appointment prior to the effectiveness of such removal.

Section 17. Miscellaneous. All notices referred to herein shall be in writing, and, unless otherwise specified herein, all notices hereunder shall be deemed to have been given upon the earlier of receipt thereof or three Business Days after the mailing thereof if sent by registered or certified mail (unless first-class mail shall be specifically permitted for such notice under the terms of this Article IV.D) with postage prepaid, addressed: (i) if to the Corporation, to the principal executive office of the Corporation or to the Transfer Agent at its principal office in the United States of America, or other agent of the Corporation designated as permitted by this Article IV.D, or (ii) if to any Holder or holder of Common Shares, as the case may be, to such Holder at the address of such Holder as listed in the stock record books of the Corporation (which may include the records of any transfer agent for the Series B Preferred Shares or the Common Shares, as the case may be), or (iii) to such other address as the Corporation or any such Holder, as the case may be, shall have designated by notice similarly given.

*********************

EXHIBIT E

Cumulative Mandatorily Convertible Perpetual Preferred Shares, Series D

Section 1.  Designation of Series and Number of Shares.

(a) The authorized number of Series D Preferred Shares may be decreased (but not below the number of Series D Preferred Shares then issued and outstanding) from time to time by the Board of Directors. Outstanding Series D Preferred Shares that are purchased or otherwise acquired by the Corporation shall be cancelled and, if the Board of Directors so expressly provides by resolution, shall revert to authorized but unissued Preferred Shares of the Corporation undesignated as to series.

(b) The number of Series D Preferred Shares may be increased or decreased (but not below the number of shares thereof then outstanding) by a further resolution of the Board of Directors in accordance with applicable law and the Articles of Incorporation. In case the authorized number of Series D Preferred Shares shall be so decreased, any excess shares shall revert to authorized but unissued Preferred Shares of the Corporation undesignated as to series.

Section 2. Ranking. The Series D Preferred Shares will rank, with respect to the payment of dividends and distributions and upon liquidation, dissolution or winding-up, (1) junior to the Corporation’s Series E Preferred Shares, Series F Preferred Shares and each class or series of capital stock that the Corporation may issue in the future the terms of which expressly provide that such class or series will rank senior to the Series D Preferred Shares as to dividend rights and rights on liquidation, winding up or dissolution of the Corporation (collectively, the “Senior Securities”); (2) on a parity with the Corporation’s Series B Preferred Shares, Common Shares, Non-Voting Common Shares and each class or series of capital stock that the Corporation may issue in the future the terms of which expressly provide that such class or series will rank on a parity with the Series D Preferred Shares as to dividend rights and rights on liquidation, winding up or dissolution of the Corporation (collectively, the “Parity Securities”); and (3) senior to each other class or series of capital stock, not referred to in clauses (1) or (2) above, that the Corporation may issue in the future the terms of which do not expressly provide that it ranks on a parity with or senior to the Series D Preferred Shares as to dividend rights and rights on liquidation, winding-up or dissolution of the Corporation (the “Junior Securities”).

Section 3.  Definitions. As used herein with respect to the Series D Preferred Shares:

(a) “Additional Stock” has the meaning set forth in Section 10(a)(viii)(F).

(b)  “Articles of Incorporation” shall mean the articles of incorporation of the Corporation, as they may be amended from time to time, and shall include this Article IV.E.

(c) “Board of Directors” means the board of directors of the Corporation or any committee thereof duly authorized to act on behalf of such board of directors.

(d) “Business Day” means any day that is not Saturday or Sunday and that, in Kentucky, is not a day on which banking institutions generally are authorized or obligated by law or executive order to be closed.

(e) “Bylaws” means the Bylaws of the Corporation, as may be amended from time to time.

(f) “Change in Control” means the occurrence of any one or more of the following:  (i) an event that would be required to be reported as a change in control in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Securities Exchange Act of 1934 (the "Exchange Act") as if the Corporation were a reporting company under the Exchange Act; (ii) any "persons" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act), other than the Corporation or any "person" who on the date of this Agreement is a director or officer of the Corporation, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Corporation representing 50% or more of the combined voting power of the Corporation's then outstanding securities; or (iii) during any period of two (2) consecutive years, individuals who at the beginning of such period constitute the Board of Directors cease for any reason to constitute at least a majority thereof, unless the election of each director who was not a director at the beginning of such period has been approved in advance by directors representing at least two-thirds of the directors then in office who were directors at the beginning of the period.

(g) “Closing Price” of the Non-Voting Common Shares on any determination date means the closing sale price or, if no closing sale price is reported, the last reported sale price of the shares of the Non-Voting Common Shares on the NASDAQ Stock Market on such date. If the Non-Voting Common Shares are not traded on the NASDAQ Stock Market on any determination date, the Closing Price of the Non-Voting Common Shares on such determination date means the closing sale price as reported in the composite transactions for the principal U.S. national or regional securities exchange on which the Common Shares are so listed or quoted, or, if no closing sale price is reported, the last reported sale price on the principal U.S. national or regional securities exchange on which the Non-Voting Common Shares are so listed or quoted, or if the Non-Voting Common Shares are not so listed or quoted on a U.S. national or regional securities exchange, the last quoted bid price for the Non-Voting Common Shares in the over-the-counter market as reported by Pink Sheets LLC or a similar organization, or, if that bid price is not available, the market price of the Non-Voting Common Shares on that date as determined by a independent investment banking firm retained by the Corporation for this purpose, subject to ultimate joint approval by the Board of Directors and the Holders.  For the purposes of this Article IV.E, all references herein to the closing sale price and the last sale price reported of the Non-Voting Common Shares (or other property) on the NASDAQ Stock Market shall be the closing sale price and last reported sale price as reflected on the website of the NASDAQ Stock Market (www.nasdaq.com) and as reported by Bloomberg Professional Service; provided that in the event that there is a discrepancy between the closing price and the last reported sale price as reflected on the website of the NASDAQ Stock Market and as reported by Bloomberg Professional Service, the closing sale price and the last reported sale price on the website of the NASDAQ Stock Market shall govern.

(h) “Conversion Agent” shall mean the Transfer Agent (which may be the Corporation) acting in its capacity as conversion agent for the Series D Preferred Shares, and its successors and assigns.

(i) “Conversion Price” means $ [Closing trading price of Common Shares on trading day immediately before date of exchange].

(j) “Conversion Rate” means that number of Non-Voting Common Shares (and cash in lieu of fractional Non-Voting Common Shares) into which one Series D Preferred Share shall be convertible. The Conversion Rate shall initially be 100, subject to adjustment as set forth herein.

(k) “Corporation” means Porter Bancorp, Inc., a Kentucky corporation.

(l) “Current Market Price” means, on any date, the average of the daily Closing Prices per Non-Voting Common Share or other securities on each of the five consecutive Trading Days preceding the earlier of the day before the date in question and the day before the Ex-Date with respect to the issuance or distribution requiring such computation.

(m) “Depositary” means DTC or its nominee or any successor depositary appointed by the Corporation.

(n) “Distributed Property” has the meaning set forth in Section 10(a)(iv).

(o) “Dividend Threshold Amount” has the meaning set forth in Section 10(a)(v).

(p) “DTC” means The Depository Trust Company and its successors or assigns.

(q) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(r)  “Exchange Property” shall have the meaning set forth in Section 12.

(s) “Ex-Date,” when used with respect to any issuance or distribution, means the first date on which the Non-Voting Common Shares or other securities trade without the right to receive the issuance or distribution.

(t) “Filing Date” has the meaning set forth in Section 10(a)(viii).

(u)  “First Dilutive Issuance” has the meaning set forth in Section 10(a)(viii).

(v) “Holder” means the Person in whose name the Series D Preferred Shares are registered, which may be treated by the Corporation, Transfer Agent, Registrar, paying agent and Conversion Agent as the absolute owner of the Series D Preferred Shares for the purpose of making payment and settling the related conversions and for all other purposes.

(w) “Junior Securities” has the meaning set forth in Section 2.

(x)  “Mandatory Conversion Date” means, with respect to the Series D Preferred Shares of any Holder, the third Business Day after the date on which the Corporation receives the Shareholder Approval (or if a Reorganization Event has theretofore been consummated, the date of consummation of such Reorganization Event), provided, however, that if a Mandatory Conversion Date would otherwise occur on or after an Ex-Date for an issuance or distribution that results in an adjustment of the Conversion Rate pursuant to Section 10 and on or before the Record Date for such issuance or distribution, such Mandatory Conversion Date shall instead occur on the first calendar day after the Record Date for such issuance or distribution.

(y) “Non-Voting Common Share Equivalents” means securities representing rights convertible into or exchangeable for, or entitling the holder thereof to purchase or receive directly or indirectly, Non-Voting Common Shares.

(z) “Non-Voting Common Shares” means the Non-Voting Common Shares, without par value, of the Corporation.

(aa) “Officer” means the President, the Chief Executive Officer, the Chief Operating Officer, any Senior Executive Vice President, any Executive Vice President, any Senior Vice President, the Chief Financial Officer, the Treasurer or the Secretary of the Corporation.

(bb) “Officer’s Certificate” means a certificate of the Corporation, signed by any duly authorized Officer of the Corporation.

(cc) “Parity Securities” has the meaning set forth in Section 2.

(dd) “Person” means a legal person, including any individual, corporation, estate, partnership, joint venture, association, joint-stock company, limited liability company or trust.

(ee) “Record Date” has the meaning set forth in Section 4(b).

(ff) “Registrar” shall mean the Transfer Agent acting in its capacity as registrar for the Series D Preferred Shares, and its successors and assigns or any other registrar duly appointed by the Corporation.

(gg) “Reorganization Event” has the meaning set forth in Section 12.

(hh) “Senior Securities” has the meaning set forth in Section 2.

(ii) “Shareholder Approval” means the shareholder approval necessary to approve the conversion of the Series D Preferred Shares into Non-Voting Common Shares for purposes of Rule 5635 of the NASDAQ Stock Market Rules.

(jj) “Subsequent Dilutive Issuance” has the meaning set forth in Section 10(a)(viii).

 (kk) “Trading Day” means a day on which the Non-Voting Common Shares:

(i) are not suspended from trading on any national or regional securities exchange or association or over-the-counter market at the close of business; and

(ii) have traded at least once on the national or regional securities exchange or association or over-the-counter market that is the primary market for the trading of the Non-Voting Common Shares.

(ll) “Transfer Agent” means American Stock Transfer Company, acting as Transfer Agent, Registrar, paying agent and Conversion Agent for the Series D Preferred Shares, and its successors and assigns, including any successor transfer agent appointed by the Corporation.  The Corporation may act as its own transfer agent.

Section 4. Dividends.

(a)  Subject to the preferential dividend rights, if any, of any Senior Securities and after the Corporation has complied with any requirements for setting aside sums as sinking funds or as redemption or purchase accounts and subject further to subpart (b) of this Section and any other conditions that may be established in accordance with the provisions of this Article IV.E, the holders of Series D Preferred Shares shall be entitled to receive such dividends, if any, as may be declared from time to time by the Board of Directors.

(b) No dividend will be paid or authorized and set apart for payment on any Series D Preferred Shares for any period unless the Corporation has paid or authorized and set aside for payment in the same period, or contemporaneously pays or authorizes and sets aside for payment, an equal amount to be paid as a dividend on the Parity Securities.

Section 5. Liquidation.

(a) After distribution in full of any preferential amount to be distributed to the holders of Senior Securities, and subject to any other rights of the holders of Senior Securities to further participate in a liquidation, distribution or sale of assets, dissolution or winding-up of the Corporation, the holders of Series D Preferred Shares and any Parity Securities shall be entitled to receive, upon the voluntary or involuntary liquidation, distribution or sale of assets, dissolution or winding-up of the Corporation, all of its remaining assets, tangible and intangible, of whatever kind available for distribution to the shareholders, ratably in proportion to the number of Non-Voting Common Share Equivalents represented by the Series D Preferred Shares and Parity Securities held by each.

(b) If the assets of the Corporation available for distribution to shareholders upon any liquidation, dissolution or winding-up of the affairs of the Corporation, whether voluntary or involuntary, shall be insufficient to pay in full the amounts payable with respect to all outstanding Series D Preferred Shares and the corresponding amounts payable on any Parity Securities, Holders and the holders of such Parity Securities shall share ratably in any distribution of assets of the Corporation in proportion to the full respective liquidating distributions to which they would otherwise be respectively entitled.

(c) Except as provided for in Section 12, the Corporation’s consolidation or merger with or into any other entity, the consolidation or merger of any other entity with or into the Corporation, or the sale of all or substantially all of the Corporation’s property or business will not constitute its liquidation, dissolution or winding up.

Section 6. Perpetual; No Maturity. The Series D Preferred Shares shall be perpetual and shall be without maturity subject only to conversion to Non-Voting Common Shares in accordance with this Article IV.E.

Section 7. Non-Redeemable. The Series D Preferred Shares shall not be redeemable either at the Corporation’s option or at the option of Holders at any time. The Series D Preferred Shares shall not be subject to any sinking fund or other obligation to redeem, repurchase or retire the Series D Preferred Shares.

Section 8. Mandatory Conversion; Conversion Procedures.

(a) Subject to the provisions of Section 15, effective as of the close of business of the Mandatory Conversion Date, all Series D Preferred Shares shall, automatically convert into Non-Voting Common Shares at the Conversion Rate as set forth below, and the Series D Preferred Shares shall automatically cease to be outstanding.

(b) Except pursuant to Section 10, no allowance or adjustment shall be made with respect to holders of Series D Preferred Shares or the Non-Voting Common Shares into which the Series D Preferred Shares are converted. Prior to the close of business on the Mandatory Conversion Date, Non-Voting Common Shares issuable upon conversion of, or other securities issuable upon conversion of, any Series D Preferred Shares shall not be deemed outstanding for any purpose, and Holders shall have no rights with respect to the Non-Voting Common Shares or other securities issuable upon conversion (including voting rights, rights to respond to tender offers for the Non-Voting Common Shares or other securities issuable upon conversion and rights to receive any dividends or other distributions on the  Non-Voting Common Shares or other securities issuable upon conversion) by virtue of holding Series D Preferred Shares.

(c) Shares of previously issued Series D Preferred Shares duly converted in accordance with this Article IV.E will resume the status of authorized and unissued Preferred Shares and available for future issuance. The Corporation may from time-to-time take such appropriate action as may be necessary to reduce the authorized number of Series D Preferred Shares, but not below the number of Series D Preferred Shares then outstanding.

(d) The Person or Persons entitled to receive the Non-Voting Common Shares and/or cash, securities or other property issuable upon conversion of outstanding Series D Preferred Shares shall be treated for all purposes as the record holder(s) of such Non-Voting Common Shares and/or securities as of the close of business on the Mandatory Conversion Date. If a Holder shall not by written notice designate the name in which Non-Voting Common Shares and/or cash, securities or other property (including payments of cash in lieu of fractional shares) to be issued or paid upon conversion of Series D Preferred Shares should be registered or paid or the manner in which such shares should be delivered, the Corporation shall be entitled to register and deliver such shares, and make such payment, in the name of the Holder and in the manner shown on the records of the Corporation or, if the Series D Preferred Shares are then held by book-entry with DTC or any successor Depositary, through book-entry transfer through the Depositary.

(e) Although conversion into Non-Voting Common Shares is automatic as provided in Section 8(a), the mechanical issuance of Non-Voting Common Shares will occur on the Mandatory Conversion Date as follows:

(i) On the Mandatory Conversion Date, Non-Voting Common Shares shall be issued to Holders or their designee upon presentation and surrender of the certificate evidencing the Series D Preferred Shares to the Conversion Agent, if Series D Preferred Shares are held in certificated form, and, if required, the furnishing of appropriate endorsements and transfer documents and the payment of all transfer and similar taxes. If a Holder’s interest is a beneficial interest in shares representing Series D Preferred Shares held by book-entry with DTC or any successor Depositary, a book-entry transfer through the Depositary will be made by the Conversion Agent upon compliance with the Depositary’s procedures for converting a beneficial interest in a global security.
(ii) On the date of the conversion of outstanding Series D Preferred Shares to Non-Voting Common Shares, if a Holder’s interest is in certificated form, a Holder must do each of the following in order to convert:

(A) complete and manually sign the conversion notice provided by the Conversion Agent, which the Corporation shall cause to be provided to each Holder prior to the shareholder meeting at which the Shareholder Approval is sought, or a facsimile of the conversion notice, and deliver this irrevocable notice to the Conversion Agent;

(B) surrender the Series D Preferred Shares to the Conversion Agent;

(C) if required, furnish appropriate endorsements and transfer documents; and

(D) if the Non-Voting Common Shares will not be issued to the Holder, pay all transfer or similar taxes.

If the Series D Preferred Shares are held by book-entry with DTC or any successor Depositary, in order to convert, such Holder must comply with paragraphs (C) and (D) of this clause (ii) and comply with the Depositary’s procedures for converting a beneficial interest in a global security, which the Corporation shall cause to be communicated to each Holder prior to the shareholder meeting at which the Shareholder Approval is sought.

(iii) The Conversion Agent shall, on a Holder’s behalf, convert the Series D Preferred Shares into Non-Voting Common Shares, in accordance with the terms of the notice delivered by such Holder described in paragraph (ii) of this subsection.

Section 9.  Reserved.

Section 10. Anti-Dilution Adjustments.

(a) The Conversion Rate shall be subject to the following adjustments:

(i) Stock Dividends and Distributions. If the Corporation pays dividends or other distributions on its Non-Voting Common Shares in Non-Voting Common Shares, then the Conversion Rate in effect immediately prior to the Ex-Date for such dividend or distribution will be multiplied by the following fraction

OS1
OS0

Where,

OS0 =	the number of Non-Voting Common Shares outstanding immediately prior to Ex-Date for such dividend or distribution.

OS1 =
the sum of the number of Non-Voting Common Shares outstanding immediately prior to the Ex-Date for such dividend or distribution plus the total number of Non-Voting Common Shares constituting such dividend or distribution.

If any dividend or distribution described in this clause (i) is authorized and declared but not so paid or made, the Conversion Rate shall be readjusted, effective as of the date the Board of Directors publicly announces its decision not to make such dividend or distribution, to such Conversion Rate that would be in effect if such dividend or distribution had not been declared.

(ii) Subdivisions, Splits and Combination of the Non-Voting Common Shares. If the Corporation subdivides, splits or combines the Non-Voting Common Shares, then the Conversion Rate in effect immediately prior to the effective date of such share subdivision, split or combination will be multiplied by the following fraction:

OS1
OS0

Where,

OS0 =	the number of Non-Voting Common Shares outstanding immediately prior to the effective time of such share subdivision, split or combination.

OS1 =	the number of Non-Voting Common Shares outstanding immediately after the effective time of such share subdivision, split or combination.

If any subdivision, split or combination described in this clause (ii) is announced but the outstanding Non-Voting Common Shares are not subdivided, split or combined, the Conversion Rate shall be readjusted, effective as of the date the Board of Directors publicly announces its decision not to subdivide, split or combine the outstanding Non-Voting Common Shares, to such Conversion Rate that would be in effect if such subdivision, split or combination had not been announced.

(iii) Issuance of Stock Purchase Rights. If the Corporation issues to all or substantially all holders of the rights or warrants to Non-Voting Common Shares (other than rights or warrants issued pursuant to a dividend reinvestment plan or share purchase plan or other similar plans) entitling them to subscribe for or purchase the Non-Voting Common Shares at less than the Current Market Price on the date fixed for the determination of stockholders entitled to receive such rights or warrants, then the Conversion Rate in effect immediately prior to the Ex-Date for such distribution will be multiplied by the following fraction:

OS0 + X
OS0 + Y

Where,

OS0 =	the number of Non-Voting Common Shares outstanding immediately prior to the Ex-Date for such distribution.

X =	the total number of Non-Voting Common Shares issuable pursuant to such rights or warrants.

Y =
the number of Non-Voting Common Shares equal to (i) the total number of Non-Voting Common Shares issuable pursuant to such rights or warrants, times (ii) the aggregate price payable to exercise such rights or warrants divided by the Current Market Price.

If such rights or warrants described in this clause (iii) are not so issued, the Conversion Rate shall be readjusted, effective as of the date the Board of Directors publicly announces its decision not to issue such rights or warrants, to the Conversion Rate that would then be in effect if such issuance had not been declared. To the extent that such rights or warrants are not exercised prior to their expiration or Non-Voting Common Shares are otherwise not delivered pursuant to such rights or warrants upon the exercise of such rights or warrants, the Conversion Rate shall be readjusted to such Conversion Rate that would then be in effect had the adjustment made upon the issuance of such rights or warrants been made on the basis of the delivery of only the number of Non-Voting Common Shares actually delivered. In determining the aggregate offering price payable for such Non-Voting Common Shares, there shall be taken into account any consideration received for such rights or warrants and the value of such consideration (if other than cash, to be determined by the Board of Directors). If an adjustment to the Conversion Rate is required under this clause (iii), delivery of any additional Non-Voting Common Shares that may be deliverable upon conversion as a result of an adjustment required under this clause (iii) shall be delayed to the extent necessary in order to complete the calculations provided in this clause (iii).

(iv) Debt or Asset Distributions. If the Corporation distributes to all or substantially all holders of Non-Voting Common Shares evidences of indebtedness, shares of capital stock, securities, cash or other assets (excluding any dividend or distribution referred to in clause (i) of this Section 10(a), any rights or warrants referred to in clause (iii) of this Section 10(a), any dividend or distribution paid exclusively in cash, any consideration payable in connection with a tender or exchange offer made by the Corporation or any of its subsidiaries, and any dividend of shares of capital stock of any class or series, or similar equity interests, of or relating to a subsidiary or other business unit in the case of certain spin-off transactions as described below) (such evidences of indebtedness, shares of capital stock, securities, cash or other assets, the “Distributed Property”), then the Conversion Rate in effect immediately prior to the Ex-Date for such distribution will be multiplied by the following fraction:

SP0
SP0 – FMV

Where,

SP0 =	the Current Market Price per Non-Voting Common Share on such date.

FMV =	the fair market value of the portion of the distribution applicable to one Non-Voting Common Share on such date as determined by the Board of Directors;

provided that, if “FMV” as set forth above is equal to or greater than “SP0” as set forth above, in lieu of the foregoing adjustment, adequate provision shall be made so that each Holder shall receive on the date on which the Distributed Property is distributed to holders of Non-Voting Common Shares, for each Preferred Share, the amount of Distributed Property such holder would have received had such holder owned a number of Non-Voting Common Shares equal to the Conversion Rate on the Ex-Date for such distribution.

In a “spin-off,” where the Corporation makes a distribution to all or substantially all holders of Non-Voting Common Shares consisting of capital stock of any class or series, or similar equity interests of, or relating to, a subsidiary or other business unit, the Conversion Rate will not be adjusted, but in lieu of such adjustment each Holder shall receive the same distribution as a holder of Non-Voting Common Shares would as though such Holder’s Series D Preferred Shares had been converted into such number of Non-Voting Common Shares that such Holder’s Series D Preferred Shares would then be convertible.

If a distribution described in this clause (iv) is not so paid or made, the Conversion Rate shall be readjusted, effective as of the date the Board of Directors publicly announces its decision not to pay or make such dividend or distribution, to the Conversion Rate that would then be in effect if such dividend or distribution had not been declared. If an adjustment to the Conversion Rate is required under this clause (iv), delivery of any additional Non-Voting Common Shares that may be deliverable upon conversion as a result of an adjustment required under this clause (iv) shall be delayed to the extent necessary in order to complete the calculations provided for in this clause (iv).

(v) Reserved.

(vi) Self Tender Offers and Exchange Offers. If the Corporation or any of its subsidiaries successfully completes a tender or exchange offer for the Non-Voting Common Shares where the cash and the value of any other consideration included in the payment per Common Share exceeds the Closing Price per Non-Voting Common Share on the Trading Day immediately succeeding the expiration of the tender or exchange offer, then the Conversion Rate in effect at the close of business on such immediately succeeding Trading Day will be multiplied by the following fraction:

AC + (SP 0xOS1)
OS0xSP0

Where,

SP0 =	the Closing Price per Non-Voting Common Share on the Trading Day immediately succeeding the expiration of the tender or exchange offer.

OS0 =	the number of Non-Voting Common Shares outstanding immediately prior to the expiration of the tender or exchange offer, including any shares validly tendered and not withdrawn.

OS1 =	the number of Non-Voting Common Shares outstanding immediately after the expiration of the tender or exchange offer.

AC =	the aggregate cash and fair market value of the other consideration payable in the tender or exchange offer, as determined by the Board of Directors.

If the Corporation, or one of its subsidiaries, is obligated to purchase Non-Voting Common Shares pursuant to any such tender offer or exchange offer, but the Corporation, or such subsidiary, is permanently prevented by applicable law from effecting any such purchases, or all such purchases are rescinded, then the Conversion Rate shall be readjusted to be such Conversion Rate that would then be in effect if such tender offer or exchange offer had not been made. Except as set forth in the preceding sentence, if the application of this clause (vi) to any tender offer or exchange offer would result in a decrease in the Conversion Rate, no adjustment shall be made for such tender offer or exchange offer under this clause (vi). If an adjustment to the Conversion Rate is required under this clause (vi), delivery of any additional Non-Voting Common Shares that may be deliverable upon conversion as a result of an adjustment required under this clause (vi) shall be delayed to the extent necessary in order to complete the calculations provided for in this clause (vi).

(vii) Rights Plans. To the extent that the Corporation has a rights plan in effect with respect to the Non-Voting Common Shares on the Mandatory Conversion Date, upon conversion of any Series D Preferred Shares, Holders will receive, in addition to the Non-Voting Common Shares, the rights under the rights plan, unless, prior to such Mandatory Conversion Date, the rights have separated from the Non-Voting Common Shares, in which case the Conversion Rate will be adjusted at the time of separation as if the Corporation had made a distribution to all holders of the Non-Voting Common Shares as described in clause (iv) of this Section 10(a), subject to readjustment in the event of the expiration, termination or redemption of such rights.

(viii)  Other Issuances of Additional Stock.

(A)     For so long as any Series D Preferred Shares remain outstanding, if the Corporation shall issue (or be deemed to have issued), after the date of filing of this Article IV.E (the “Filing Date”), any Additional Stock without consideration or for a consideration per share less than the Conversion Price for the Series D Preferred Shares in effect immediately prior to the issuance of such Additional Stock, the Conversion Rate for the Series D Preferred Shares in effect immediately prior to each such issuance of Additional Stock shall forthwith (except as otherwise provided in this subsection (viii)) be adjusted to equal the product obtained by multiplying the Conversion Rate for the Series D Preferred Shares in effect immediately prior to such issuance of Additional Stock by a fraction, the numerator of which is equal to the sum of (x) the total number of Non-Voting Common Shares outstanding (including any Non-Voting Common Shares previously deemed to have been issued pursuant to subsection (viii)(E)(1) or (2) of this Section 10 (to the extent not actually issued)) immediately prior to such issuance of Additional Stock plus (y) the number of Non-Voting Common Shares that the aggregate consideration received by this Corporation for such issuance of Additional Stock would purchase at the Conversion Price for Series D Preferred Shares in effect immediately prior to such issuance of Additional Stock, and the denominator of which is equal to the sum of (x) the total number of Non-Voting Common Shares outstanding (including any Non-Voting Common Shares previously deemed to have been issued pursuant to subsection (viii)(E)(1) or (2) of this Section 10 (to the extent not actually issued)) immediately prior to such issuance of Additional Stock plus (y) the number of shares of Additional Stock issued.  If the Corporation issues or sells, or is deemed to have issued or sold, Additional Stock (the “First Dilutive Issuance”), then if the Corporation issues or sells, or is deemed to have issued or sold, Additional Stock other than the First Dilutive Issuance as a part of the same transaction or series of related transactions as the First Dilutive Issuance (a “Subsequent Dilutive Issuance”), then and in each such case upon a Subsequent Dilutive Issuance, the Conversion Rate shall be reduced to the Conversion Rate that would have been in effect had the First Dilutive Issuance and each Subsequent Dilutive Issuance all occurred on the closing date of the First Dilutive Issuance.

(B)     Except to the limited extent provided for in subsections (viii)(E)(3) or (4), no adjustment of the Conversion Rate for Series D Preferred Shares pursuant to this subsection (viii) shall have the effect of increasing any such Conversion Rate above the Conversion Rate in effect immediately prior to such adjustment.

(C)     In the case of the issuance of Additional Stock for cash, the consideration shall be deemed to be the amount of cash paid therefore before deducting any discounts, commissions or other expenses allowed, paid or incurred by the Corporation for any underwriting or otherwise in connection with the issuance and sale thereof.

(D)     In the case of the issuance of Additional Stock for a consideration in whole or in part other than cash, the consideration other than cash shall be deemed to be the fair value thereof as determined in good faith by the Corporation’s Board of Directors irrespective of any accounting treatment.

(E)     In the case of the issuance (whether before, on or after the Filing Date) of (i) options to purchase or rights to subscribe for Non-Voting Common Shares, (ii) securities by their terms convertible into or exchangeable for Non-Voting Common Shares or (iii) options to purchase or rights to subscribe for securities by their terms convertible into or exchangeable for Non-Voting Common Shares, the following provisions shall apply for all purposes of this subsection (viii):

(1)     The aggregate maximum number of Non-Voting Common Shares deliverable upon exercise (assuming the satisfaction of any conditions to exercisability, including without limitation, the passage of time, but without taking into account potential anti-dilution adjustments) of such options to purchase or rights to subscribe for Non-Voting Common Shares shall be deemed to have been issued at the time such options or rights were issued and for a consideration equal to the consideration (determined in the manner provided in subsections (viii)(C) and (D) if any, received by the Corporation upon the issuance of such options or rights plus the minimum exercise price provided in such options or rights (without taking into account potential anti-dilution adjustments) for the Non-Voting Common Shares covered thereby.

(2)     The aggregate maximum number of Non-Voting Common Shares deliverable upon conversion of or in exchange (assuming the satisfaction of any conditions to convertibility or exchangeability, including without limitation, the passage of time, but without taking into account potential anti-dilution adjustments) for any such convertible or exchangeable securities or upon the exercise of options to purchase or rights to subscribe for such convertible or exchangeable securities and subsequent conversion or exchange thereof shall be deemed to have been issued at the time such securities were issued or such options or rights were issued and for a consideration equal to the consideration, if any, received by the Corporation for any such securities and related options or rights (excluding any cash received on account of accrued interest or accrued dividends), plus the minimum additional consideration, if any, to be received by the Corporation (without taking into account potential anti-dilution adjustments) upon the conversion or exchange of such securities or the exercise of any related options or rights (the consideration in each case to be determined in the manner provided in subsections (viii)(C) and (D)).

(3)     In the event of any change in the number of Non-Voting Common Shares deliverable or in the consideration payable to this Corporation upon exercise of such options or rights or upon conversion of or exchange for such convertible or exchangeable securities, including, but not limited to, a change resulting from the anti-dilution provisions thereof, the Conversion Rate for Series D Preferred Shares, to the extent in any way affected by or computed using such options, rights or securities, shall be recomputed to reflect such change, but no further adjustment shall be made for the actual issuance of Non-Voting Common Shares or any payment of such consideration upon the exercise of any such options or rights or the conversion or exchange of such securities.

(4)     Upon the expiration of any such options or rights, the termination of any such rights to convert or exchange or the expiration of any options or rights related to such convertible or exchangeable securities, the Conversion Rate for the Series D Preferred Shares, to the extent in any way affected by or computed using such options, rights or securities or options or rights related to such securities, shall be recomputed to reflect the issuance of only the number of Non-Voting Common Shares (and convertible or exchangeable securities that remain in effect) actually issued upon the exercise of such options or rights, upon the conversion or exchange of such securities or upon the exercise of the options or rights related to such securities.

(5)     The number of Non-Voting Common Shares deemed issued and the consideration deemed paid therefore pursuant to subsections (viii)(E)(1) and (2) and (b) shall be appropriately adjusted to reflect any change, termination or expiration of the type described in either subsection (viii)(E)(3) and (4).

(F) “Additional Stock” shall mean any Non-Voting Common Shares issued (or deemed to have been issued pursuant to subsection (viii)(E) of this Section 10) by this Corporation after the Filing Date for so long as any Series D Preferred Shares remain outstanding, other than:

(1)     Non-Voting Common Shares or Non-Voting Common Share Equivalents issued pursuant to an event or transaction described in Sections 10(a)(i) or (ii);

(2)     Non-Voting Common Shares issued pursuant to an event or transaction described in Section 10(e) (exceptions to adjustment of Conversion Rate);

(3)     Non-Voting Common Shares issued or issuable upon conversion of Series D Preferred Shares;

(4)     Non-Voting Common Shares issued (or deemed to have been issued pursuant to subsection (viii)(E) of this Section 10) in connection with a Reorganization Event.

(b) The Corporation may make such increases in the Conversion Rate, in addition to any other increases required by this Section 10, if the Board of Directors deems it to be in the best interests of the Corporation or otherwise advisable to avoid or diminish any income tax to holders of the Non-Voting Common Shares resulting from any dividend or distribution of Non-Voting Common Shares (or issuance of rights or warrants to acquire Non-Voting Common Shares) or from any event treated as such for income tax purposes or for any other reason.

(c) All adjustments to the Conversion Rate shall be calculated to the nearest 1/10,000th of a Non-Voting Common Share. No adjustment in the Conversion Rate shall be required unless such adjustment would require an increase or decrease of at least one percent thereof; provided, however, that any adjustments which by reason of this subparagraph are not required to be made shall be carried forward and taken into account in any subsequent adjustment; provided further that on the Mandatory Conversion Date relating to a conversion at the option of the Holder (including, without limitation, any conversion in connection with a Change in Control), adjustments to the Conversion Rate will be made with respect to any such adjustment carried forward and which has not been taken into account before such date.

(d) No adjustment to the Conversion Rate shall be made if Holders may participate in the transaction that would otherwise give rise to an adjustment, as a result of holding the Series D Preferred Shares, without having to convert the Series D Preferred Shares, as if they held the full number of Non-Voting Common Shares into which a Series D Preferred Share may then be converted.

(e) The Conversion Rate shall not be adjusted:

(i) upon the issuance of any Non-Voting Common Shares pursuant to any present or future plan providing for the reinvestment of dividends or interest payable on the Corporation’s securities and the investment of additional optional amounts in Non-Voting Common Shares under any plan;

(ii) upon the issuance of any Non-Voting Common Shares or rights, options or warrants to purchase those shares pursuant to any Incentive Plans;

(iii) upon the issuance of any Non-Voting Common Shares pursuant to any option, warrant, right or exercisable, exchangeable or convertible security outstanding as of the date Series D Preferred Shares were first issued; or

(iv) for a change in the par value or no par value of the Non-Voting Common Shares.

(f) Whenever the Conversion Rate is to be adjusted in accordance with Section 10(a) or Section 10(b), the Corporation shall:

(i) as soon as practicable following the occurrence of an event that requires an adjustment to the Conversion Rate pursuant to Section 10(a) or Section 10(b), taking into account the one percent threshold set forth in Section 10(c) (or if the Corporation is not aware of such occurrence, as soon as practicable after becoming so aware), provide, or cause to be provided, a written notice to the Holders of the occurrence of such event; and

(ii) as soon as practicable following the determination of the revised Conversion Rate in accordance with Section 10(a) or Section 10(b), provide, or cause to be provided, a written notice to the Holders setting forth in reasonable detail the method by which the adjustment to the Conversion Rate was determined and setting forth the revised Conversion Rate.

(g) Notwithstanding anything to the contrary in this Article IV.E, any adjustment to the Conversion Rate that would require the prior approval of any federal or state banking regulatory agency shall be adjusted so that (i) initially only that maximum adjustment shall be made that shall result in conversion to the maximum number of Non-Voting Common Shares that would be permitted without such regulatory approvals, and (ii) in the event Holder obtains the necessary bank regulatory approvals, the balance of the adjustment shall be made.  In the event that more than one event occurs requiring adjustment of the Conversion Rate and requires prior bank regulatory approval, upon receipt of necessary approvals, the adjustments shall then be made in such manner that the total number of Non-Voting Common Shares into which the Series D Preferred Shares are convertible is the same as it would have been if no regulatory approvals had been required.

Section 11. Voting Rights. The holders of Series D Preferred Shares shall not have any voting rights except as set forth in this Section 11 or as otherwise from time to time required by law.

(a) Voting Rights. So long as any Series D Preferred Shares are outstanding, in addition to any other vote or consent of stockholders required by law or by the Articles of Incorporation, the vote or consent of the holders of at least majority of the outstanding Series D Preferred Shares (subject to the last paragraph of this Section 11(a)) at the time outstanding and entitled to vote thereon, voting together as a single class, given in person or by proxy, either in writing without a meeting or by vote at any meeting called for the purpose, shall be necessary for effecting or validating

(i) Authorization of Senior Stock. Any amendment or alteration of the Articles of Incorporation or this Article IV.E (including by means of a merger, consolidation, or otherwise) to authorize or create, or increase the authorized amount of, any shares of any specific class or series of capital stock of the Corporation ranking senior to the Series D Preferred Shares with respect to either or both the payment of dividends or the distribution of assets on any liquidation, dissolution or winding up of the Corporation; or

(ii) Amendment of Provisions Affecting Series D Preferred Shares. Any amendment, alteration or repeal of any provision of the Articles of Incorporation or this Article IV.E (including by means of a merger, consolidation, or otherwise) to the extent that such amendment, alteration or repeal materially and adversely affects the special rights, preferences, privileges or voting powers of the Series D Preferred Shares;

provided, however, that for all purposes of this Section 11(a), (1) any increase in the amount of the Corporation’s authorized but unissued Preferred Shares, (2) any increase in the amount of the Corporation’s authorized or issued Series D Preferred Shares, and (3) to the extent allowed by Kentucky law, the creation and issuance, or an increase in the authorized or issued amount, of other class or series of capital stock of the Corporation ranking equally with or junior to the Series D Preferred Shares either or both with respect to the payment of dividends (whether such dividends are cumulative or non-cumulative) and/or the distribution of assets upon the liquidation, dissolution or winding up of the Corporation, will not be deemed to materially and adversely affect the special rights, preferences, privileges or voting powers of the Series D Preferred Shares.

So long as any Series D Preferred Shares are outstanding a Holder shall be entitled to vote, with a number of votes equal to that number of Non-Voting Common Shares into which such Holder’s Series D Preferred Shares would then be convertible, together with the holders of Non-Voting Common Shares acting as a single class, in person or by proxy, either in writing without a meeting or by vote at any meeting called for the purpose, for effecting or validating any consummation of any Reorganization Event, as defined in Section 12, below.

(b) Change for Clarification. Without the consent of the holders of the Series D Preferred Shares, so long as such action does not adversely affect the special rights, preferences, privileges and voting powers, and limitations and restrictions thereof, of the Series D Preferred Shares, the Corporation may amend, alter, supplement or repeal any terms of the Series D Preferred Shares:

(i) to cure any ambiguity, or to cure, correct or supplement any provision contained in this Article IV.E that may be ambiguous, defective or inconsistent; or

(ii) to make any provision with respect to matters or questions relating to the Series D Preferred Shares that is not inconsistent with the provisions of this Article IV.E.

(c) Procedures for Voting and Consents. The rules and procedures for calling and conducting any meeting of the holders of Series D Preferred Shares (including, without limitation, the fixing of a record date in connection therewith), the solicitation and use of proxies at such a meeting, the obtaining of written consents and any other aspect or matter with regard to such a meeting or such consents shall be governed by any rules the Board of Directors or a duly authorized committee of the Board of Directors, in its discretion, may adopt from time to time, which rules and procedures shall conform to the requirements of the Articles of Incorporation, the By-Laws, applicable law and any national securities exchange or other trading facility, if any, on which the Series D Preferred Shares or Common Shares is listed or traded at the time.

Section 12.   Reorganization Events.

(a) In the event of:

(i) any consolidation or merger of the Corporation with or into another Person, in each case pursuant to which the Non-Voting Common Shares will be converted into cash, securities or other property of the Corporation or another Person,

(ii) any sale, transfer, lease or conveyance to another Person of all or substantially all of the property and assets of the Corporation, in each case pursuant to which the Non-Voting Common Shares will be converted into cash, securities or other property of the Corporation or another Person,

(iii) any reclassification of the Non-Voting Common Shares into securities including securities other than the Non-Voting Common Shares or

(iv) any statutory exchange of the outstanding Non-Voting Common Shares for securities of another Person (other than in connection with a merger or acquisition) (any such event specified in clauses (i) through (iv), a “Reorganization Event”), each Series D Preferred Share outstanding immediately prior to such Reorganization Event shall convert into the kind of securities, cash and other property receivable in such Reorganization Event by the holder (excluding the counterparty to the Reorganization Event or an affiliate of such counterparty) of that number of Non-Voting Common Shares into which the Series D Preferred Share would then be convertible (such securities, cash and other property, the “Exchange Property”).

(b)     If holders of the Non-Voting Common Shares have the opportunity to elect the form of consideration to be received in such transaction, the Holders shall likewise be allowed to make such an election.

(c)     The above provisions of this Section 12 shall similarly apply to successive Reorganization Events and the provisions of Section 10 shall apply to any shares of capital stock of the Corporation (or any successor) received by the holders of the Non-Voting Common Shares in any such Reorganization Event.

(d)     The Corporation (or any successor) shall, within 7 days of the occurrence of any Reorganization Event, provide written notice to the Holders of such occurrence of such event and of the kind and amount of the cash, securities or other property that constitutes the Exchange Property.  Failure to deliver such notice shall not affect the operation of this Section 12.

(e)         The Corporation shall not enter into any agreement for a transaction constituting a Reorganization Event unless such agreement does not interfere with or prevent (as applicable) conversion of the Preferred Shares into the Exchange Property in a manner that gives effect to this Section 12.

Section 13. Fractional Shares.

(a) No fractional Non-Voting Common Shares will be issued as a result of any conversion of Series D Preferred Shares.

(b) In lieu of any fractional Non-Voting Common Share otherwise issuable in respect of any mandatory conversion pursuant to Section 8, the Holder shall be entitled to receive an amount in cash (computed to the nearest cent) equal to the same fraction of the Closing Price of the Non-Voting Common Shares determined as of the second Trading Day immediately preceding the effective date of conversion.

(c) If more than one Series D Preferred Share is surrendered for conversion at one time by or for the same Holder, the number of full Non-Voting Common Shares issuable upon conversion thereof shall be computed on the basis of the aggregate number of Series D Preferred Shares so surrendered.

Section 14. Reservation of Non-Voting Common Shares.

(a) The Corporation shall at all times reserve and keep available out of its authorized and unissued Non-Voting Common Shares, solely for issuance upon the conversion of Series D Preferred Shares as provided in this Article IV.E (assuming the receipt of Shareholder Approval), free from any preemptive or other similar rights, such number of Non-Voting Common Shares as shall from time to time be issuable upon the conversion of all the Series D Preferred Shares then outstanding. For purposes of this Section 14(a), the number of Non-Voting Common Shares that shall be deliverable upon the conversion of all outstanding Series D Preferred Shares shall be computed as if at the time of computation all such outstanding shares were held by a single Holder and there was no regulatory impediment to such conversion.

 (b) All Non-Voting Common Shares delivered upon conversion of the Series D Preferred Shares shall be duly authorized, validly issued, fully paid and non-assessable and free and clear of all liens, claims, security interests and encumbrances.

(c)  The Corporation hereby covenants and agrees that, if at any time the Non-Voting Common Shares shall be listed on The NASDAQ Global Market or any other national securities exchange or automated quotation system, the Corporation will, if permitted by the rules of such exchange or automated quotation system, list and keep listed, so long as the Non-Voting Common Shares shall be so listed on such exchange or automated quotation system, all the Non-Voting Common Shares issuable upon conversion of the Series D Preferred Shares.

Section 15. Limitations on Beneficial Ownership. Notwithstanding anything to the contrary contained herein, if the number of shares to be issued to a holder of Series D Preferred Shares upon a conversion to Non-Voting Common Shares would cause the holder, together with any holdings of Non-Voting Common Shares already held directly or indirectly by the holder, to require prior approval of any banking regulator to acquire those shares, the Corporation will not issue any shares for which an approval may be required of the Corporation until any such approvals shall have been issued, and then only in accordance with the terms and conditions of any approvals.  By accepting ownership of the Series D Preferred Shares, and as a condition to the Corporation’s obligation to issue Non-Voting Common Shares upon conversion or to pay any further dividends to such holder, each holder agrees (i) to provide the Corporation all such information and documents as the Corporation may reasonably require in order for the Corporation to determine the status of compliance with any potential bank regulatory approval requirements, (ii) that the holder shall be solely responsible at the holder’s sole expense for obtaining any such approvals, but shall keep the Corporation fully informed as to the status of the holder’s efforts to obtain approvals and the resolution of any applications for approval.  To the extent such approvals are not obtained, the Series D Preferred Shares that are not convertible shall remain outstanding. Notwithstanding any other provision of this Article IV.E (as it may hereafter be amended) or of the Series D Preferred Shares, during any period of delay beyond the Mandatory Conversion Date because of the need for a regulatory approval as described in this Section 15, the Corporation shall not be obligated to pay any damages for delay in issuance and delivery of the Non-Voting Common Shares.  For the avoidance of doubt, these limitations on beneficial ownership shall not reduce the number of Series D Preferred Shares to be converted upon a mandatory conversion.

Section 16. Transfer Agent, Registrar, Paying Agent and Conversion Agent. The duly appointed Transfer Agent, Registrar, paying agent and Conversion Agent for the Series D Preferred Shares shall initially be the Corporation. The Corporation may, in its sole discretion, remove the Transfer Agent; provided that the Corporation shall appoint a successor transfer agent who shall accept such appointment prior to the effectiveness of such removal.

Section 17. Miscellaneous. All notices referred to herein shall be in writing, and, unless otherwise specified herein, all notices hereunder shall be deemed to have been given upon the earlier of receipt thereof or three Business Days after the mailing thereof if sent by registered or certified mail (unless first-class mail shall be specifically permitted for such notice under the terms of this Article IV.E) with postage prepaid, addressed: (i) if to the Corporation, to the principal executive office of the Corporation or to the Transfer Agent at its principal office in the United States of America, or other agent of the Corporation designated as permitted by this Article IV.E, or (ii) if to any Holder or holder of Non-Voting Common Shares, as the case may be, to such Holder at the address of such Holder as listed in the stock record books of the Corporation (which may include the records of any transfer agent for the Series D Preferred Shares or the Non-Voting Common Shares, as the case may be), or (iii) to such other address as the Corporation or any such Holder, as the case may be, shall have designated by notice similarly given.

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EXHIBIT F

Non-Voting Non-Cumulative Perpetual Preferred Shares, Series E

Section 1.  Designation of Series and Number of Shares.

(a) The authorized number of Series E Preferred Shares may be decreased (but not below the number of Series E Preferred Shares then issued and outstanding) from time to time by the Board of Directors. Outstanding Series E Preferred Shares that are purchased or otherwise acquired by the Corporation shall be cancelled and, if the Board of Directors so expressly provides by resolution, shall revert to authorized but unissued Preferred Shares of the Corporation undesignated as to series.

(b) The number of Series E Preferred Shares may be increased or decreased (but not below the number of shares thereof then outstanding) by a further resolution of the Board of Directors in accordance with applicable law and the Articles of Incorporation. In case the authorized number of Series E Preferred Shares shall be so decreased, any excess shares shall revert to authorized but unissued Preferred Shares of the Corporation undesignated as to series.

Section 2. Ranking.

(a) Dividends.  With respect to the payment of dividends and distributions (other than distributions upon liquidation, dissolution or winding-up of the Corporation), the Series E Preferred Shares will rank (1) junior to any Senior Securities the Corporation may issue in the future; (2) on a parity with the Series F Preferred Shares and any Parity Securities the Corporation may issue in the future; and (3) senior to the Junior Securities.

(b) Liquidation, Dissolution or Winding-up. With respect to the payment of distributions upon liquidation, dissolution or winding-up of the Corporation, the Series E Preferred Shares will rank (1) junior to any Senior Securities the Corporation may issue in the future; and (2) senior to the  Series F Preferred Shares and the other Junior Securities.

Section 3.  Definitions. As used herein with respect to the Series E Preferred Shares:

(a) “Articles of Incorporation” shall mean the articles of incorporation of the Corporation, as they may be amended from time to time, and shall include this Article IV.F.

(b) “Board of Directors” means the board of directors of the Corporation or any committee thereof duly authorized to act on behalf of such board of directors.

(c) “Business Day” means any day that is not Saturday or Sunday and that, in Kentucky, is not a day on which banking institutions generally are authorized or obligated by law or executive order to be closed.

(d) “Bylaws” means the Bylaws of the Corporation, as may be amended from time to time.

 (e) “Common Shares” means the Common Shares, without par value, of the Corporation.

(f) “Corporation” means Porter Bancorp, Inc., a Kentucky corporation.

(g) “Depositary” means DTC or its nominee or any successor depositary appointed by the Corporation.

(h) “DTC” means The Depository Trust Company and its successors or assigns.

(i) “Issue Date” means the date on which Series E Preferred Shares are first issued.

(j) “Holder” means the Person in whose name the Series E Preferred Shares are registered, which may be treated by the Corporation, Transfer Agent, Registrar and paying agent as the absolute owner of the Series E Preferred Shares for the purpose of making payment and settling the related conversions and for all other purposes.

(k) “Junior Securities” means the Corporation’s Series B Preferred Shares, Series D Preferred Shares, Common Shares, Non-Voting Common Shares, each class or series of the Corporation’s capital stock the terms of which expressly provide that such class or series will rank junior to the Series E Preferred Shares as to dividend rights or rights on liquidation, winding-up or dissolution of the Corporation, as applicable; and any each other class or series of capital stock, not referred to above, that the Corporation may issue in the future the terms of which do not expressly provide that it ranks on a parity with or senior to the Series B Preferred Shares as to dividend rights or rights on liquidation, winding-up or dissolution of the Corporation, as applicable.

(l) “Liquidation Preference” means, as to the Series E Preferred Shares, $1,000.00 per share.

(m) “Officer” means the President, the Chief Executive Officer, the Chief Operating Officer, any Senior Executive Vice President, any Executive Vice President, any Senior Vice President, the Chief Financial Officer, the Treasurer or the Secretary of the Corporation.

(n) “Officer’s Certificate” means a certificate of the Corporation, signed by any duly authorized Officer of the Corporation.

(o) “Parity Securities” means each class or series of capital stock that the Corporation may issue the terms of which expressly provide that such class or series will rank on parity with the Series E Preferred Shares as to dividend rights or rights on liquidation, winding-up or dissolution of the Corporation, as applicable.

(p) “Person” means a legal person, including any individual, corporation, estate, partnership, joint venture, association, joint-stock company, limited liability company or trust.

(q) “Record Date” has the meaning set forth in Section 4(b).

(r) “Registrar” shall mean the Transfer Agent acting in its capacity as registrar for the Series E Preferred Shares, and its successors and assigns or any other registrar duly appointed by the Corporation.

(s) “Senior Securities” means each class or series of capital stock that the Corporation may issue in the future the terms of which expressly provide that such class or series will rank senior to the Series E Preferred Shares as to dividend rights and rights on liquidation, winding up or dissolution of the Corporation.

(t) “Transfer Agent” means the person acting as Transfer Agent, Registrar and paying agent for the Series E Preferred Shares, and its successors and assigns, including any successor transfer agent appointed by the Corporation.  The Corporation may act as its own transfer agent.

Section 4. Dividends.

(a) From and after the Issue Date, Holders shall be entitled to receive, on a non-cumulative basis, cash dividends for each outstanding Series E Preferred Share, if, when and as authorized and declared by the Board of Directors, at the rate of 2% per annum and no more, out of funds legally available for the payment of dividends.

(b) Dividends shall be payable in semi-annual installments on [●] and [●] of each year (each, a “Dividend Payment Date”), commencing on [●], 2015. Each dividend will be payable to Holders of record as they appear in the stock register of the Corporation at the close of business on the first day of the month, whether or not a Business Day, in which the relevant Dividend Payment Date occurs (each, a “Record Date”). Each period from and including a Dividend Payment Date (or the Issue Date) to but excluding the following Dividend Payment Date is herein referred to as a “Dividend Period.”

(c) Dividends payable for a Dividend Period will be computed as simple interest upon the Liquidation Preference on the basis of a 360-day year of twelve 30-day months. If a scheduled Dividend Payment Date falls on a day that is not a Business Day, the dividend will be paid on the next Business Day as if it were paid on the scheduled Dividend Payment Date, and no interest or other amount will accrue on the dividend so payable for the period from and after that Dividend Payment Date to the date the dividend is paid. No interest or sum of money in lieu of interest will be paid on any dividend payment on Series B Preferred Shares paid later than the scheduled Dividend Payment Date.

(d) Dividends on the Series E Preferred Shares are not cumulative. If the Board of Directors does not authorize and declare a dividend on the Series E Preferred Shares for a Dividend Period, or if the Board of Directors authorizes and declares less than a full dividend in respect of any Dividend Period, such dividends will not accrue and cumulate from such scheduled Dividend Payment Date and shall not be payable in arrears.

(e) So long as any Series E Preferred Share remains outstanding, (1) no dividend shall be declared and paid or set aside for payment and no distribution shall be declared and made or set aside for payment on any Junior Securities (other than a dividend payable solely in shares of Junior Securities) and (2) no shares of Junior Securities shall be purchased, redeemed or otherwise acquired for consideration by the Corporation, directly or indirectly (other than (a) as a result of a reclassification of Junior Securities for or into other Junior Securities or the exchange or conversion of one share of Junior Securities for or into another share of Junior Securities, (b) repurchases in support of the Corporation’s employee benefit and compensation programs and (c) through the use of the proceeds of a substantially contemporaneous sale of other shares of Junior Securities), unless, in each case, the full dividends for the most recent Dividend Period on all outstanding Series E Preferred Shares and Parity Securities have been paid or declared and a sum sufficient for the payment thereof has been set aside.

Subject to the succeeding sentence, for so long as any Series E Preferred Shares remain outstanding, no dividends shall be declared or paid or set aside for payment on any Parity Securities for any period unless full dividends on all outstanding Series E Preferred Shares for the then-current Dividend Period have been paid in full or declared and a sum sufficient for the payment thereof set aside for all outstanding Series E Preferred Shares. To the extent the Corporation declares dividends on the Series E Preferred Shares and on any Parity Securities but does not make full payment of such declared dividends, the Corporation shall allocate the dividend payments on a pro rata basis among the holders of the Series E Preferred Shares and the holders of any Parity Securities then outstanding. For purposes of calculating the pro rata allocation of partial dividend payments, the Corporation shall allocate those payments so that the respective amounts of those payments bear the same ratio to each other as all declared and unpaid dividends per share on the Series E Preferred Shares and all Parity Securities bear to each other.

The Corporation is not obligated to pay Holders of the Series E Preferred Shares any dividend in excess of the dividends on the Series E Preferred Shares that are payable as described herein. Subject to the foregoing, and not otherwise, such dividends (payable in cash, stock or otherwise) as may be determined by the Board of Directors or any duly authorized committee of the Board of Directors may be declared and paid on any Junior Securities from time to time out of any assets legally available therefor, and the Series E Preferred Shares shall not be entitled to participate in any such dividend.

(f) Payments of cash for dividends will be delivered to the Holder by check or, at any time that Series E Preferred Shares are held by book-entry with DTC or any successor Depositary, through a book-entry transfer through DTC or such successor Depositary.

Section 5. Liquidation.

(a) If the Corporation voluntarily or involuntarily liquidates, dissolves or winds up, the Holders at the time shall be entitled to receive liquidating distributions in an amount equal to $1,000.00 per Series E Preferred Share, plus an amount equal to any authorized and declared but unpaid dividends thereon, to and including the date of such liquidation, out of assets legally available for distribution to the Corporation’s shareholders, before any distribution of assets is made to the holders of the Common Shares or any other Junior Securities. After payment of the full amount of such liquidating distributions, the Holders will not be entitled to any further participation in any distribution of assets by, and shall have no right or claim to any remaining assets of, the Corporation.

(b) If the assets of the Corporation available for distribution to shareholders upon any liquidation, dissolution or winding-up of the affairs of the Corporation, whether voluntary or involuntary, shall be insufficient to pay in full the amounts payable with respect to all outstanding Series E Preferred Shares and the corresponding amounts payable on any Parity Securities, Holders and the holders of such Parity Securities shall share ratably in any distribution of assets of the Corporation in proportion to the full respective liquidating distributions to which they would otherwise be respectively entitled.

(c) The Corporation’s consolidation or merger with or into any other entity, the consolidation or merger of any other entity with or into the Corporation, or the sale of all or substantially all of the Corporation’s property or business will not constitute its liquidation, dissolution or winding up.

Section 6. Perpetual; No Maturity. The Series E Preferred Shares shall be perpetual and shall be without maturity.

Section 7. Non-Redeemable. The Series E Preferred Shares shall not be redeemable either at the Corporation’s option or at the option of Holders at any time. The Series E Preferred Shares shall not be subject to any sinking fund or other obligation to redeem, repurchase or retire the Series E Preferred Shares.

Section 8. Non-Convertible.  The Series E Preferred Shares shall not be convertible into any other class or series of the Corporation’s capital stock.

Section 9. Voting Rights. The holders of Series E Preferred Shares shall not have any voting rights except as set forth in this Section 9 or as otherwise from time to time required by law.

(a) Voting Rights. So long as any Series E Preferred Shares are outstanding, in addition to any other vote or consent of stockholders required by law or by the Articles of Incorporation, the vote or consent of the holders of at least majority of the outstanding Series E Preferred Shares (subject to the last paragraph of this Section 9(a)) at the time outstanding and entitled to vote thereon, voting together as a single class, given in person or by proxy, either in writing without a meeting or by vote at any meeting called for the purpose, shall be necessary for effecting or validating:

(i) Authorization of Senior Stock. Any amendment or alteration of the Articles of Incorporation or this Article IV.F (including by means of a merger, consolidation, or otherwise) to authorize or create, or increase the authorized amount of, any shares of any specific class or series of capital stock of the Corporation ranking senior to the Series E Preferred Shares with respect to either or both the payment of dividends or the distribution of assets on any liquidation, dissolution or winding up of the Corporation; or

(ii) Amendment of Provisions Affecting Series E Preferred Shares. Any amendment, alteration or repeal of any provision of the Articles of Incorporation or this Article IV.F (including by means of a merger, consolidation, or otherwise) to the extent that such amendment, alteration or repeal materially and adversely affect the special rights, preferences, privileges or voting powers of the Series E Preferred Shares;

provided, however, that for all purposes of this Section 9(a), (1) any increase in the amount of the Corporation’s authorized but unissued Preferred Shares, (2) any increase in the amount of the Corporation’s authorized or issued Series E Preferred Shares, and (3) to the extent allowed by Kentucky law, the creation and issuance, or an increase in the authorized or issued amount, of other class or series of capital stock of the Corporation ranking equally with or junior to the Series E Preferred Shares either or both with respect to the payment of dividends (unless such dividends are cumulative) and/or the distribution of assets upon the liquidation, dissolution or winding up of the Corporation, will not be deemed to materially and adversely affect the special rights, preferences, privileges or voting powers of the Series E Preferred Shares.

(b) Change for Clarification. Without the consent of the holders of the Series E Preferred Shares, so long as such action does not adversely affect the special rights, preferences, privileges and voting powers, and limitations and restrictions thereof, of the Series E Preferred Shares, the Corporation may amend, alter, supplement or repeal any terms of the Series E Preferred Shares:

(i) to cure any ambiguity, or to cure, correct or supplement any provision contained in this Article IV.F that may be ambiguous, defective or inconsistent; or

(ii) to make any provision with respect to matters or questions relating to the Series E Preferred Shares that is not inconsistent with the provisions of this Article IV.F.

(c) Procedures for Voting and Consents. The rules and procedures for calling and conducting any meeting of the holders of Series E Preferred Shares (including, without limitation, the fixing of a record date in connection therewith), the solicitation and use of proxies at such a meeting, the obtaining of written consents and any other aspect or matter with regard to such a meeting or such consents shall be governed by any rules the Board of Directors or a duly authorized committee of the Board of Directors, in its discretion, may adopt from time to time, which rules and procedures shall conform to the requirements of the Articles of Incorporation, the Bylaws, applicable law and any national securities exchange or other trading facility, if any, on which the Series E Preferred Shares or Common Shares is listed or traded at the time.

Section 16. Transfer Agent, Registrar and Paying Agent. The duly appointed Transfer Agent, Registrar and paying agent for the Series E Preferred Shares shall initially be the Corporation. The Corporation may, in its sole discretion, remove the Transfer Agent; provided that the Corporation shall appoint a successor transfer agent who shall accept such appointment prior to the effectiveness of such removal.

Section 17. Miscellaneous. All notices referred to herein shall be in writing, and, unless otherwise specified herein, all notices hereunder shall be deemed to have been given upon the earlier of receipt thereof or three Business Days after the mailing thereof if sent by registered or certified mail (unless first-class mail shall be specifically permitted for such notice under the terms of this Article IV.F) with postage prepaid, addressed: (i) if to the Corporation, to the principal executive office of the Corporation or to the Transfer Agent at its principal office in the United States of America, or other agent of the Corporation designated as permitted by this Article IV.F, or (ii) if to any Holder, to such Holder at the address of such Holder as listed in the stock record books of the Corporation (which may include the records of any transfer agent for the Series E Preferred Shares), or (iii) to such other address as the Corporation or any such Holder, as the case may be, shall have designated by notice similarly given.

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EXHIBIT G

Non-Voting Non-Cumulative Perpetual Preferred Shares, Series F

Section 1.  Designation of Series and Number of Shares.

(a) The authorized number of Series F Preferred Shares may be decreased (but not below the number of Series F Preferred Shares then issued and outstanding) from time to time by the Board of Directors. Outstanding Series F Preferred Shares that are purchased or otherwise acquired by the Corporation shall be cancelled and, if the Board of Directors so expressly provides by resolution, shall revert to authorized but unissued Preferred Shares of the Corporation undesignated as to series.

(b) The number of Series F Preferred Shares may be increased or decreased (but not below the number of shares thereof then outstanding) by a further resolution of the Board of Directors in accordance with applicable law and the Articles of Incorporation. In case the authorized number of Series F Preferred Shares shall be so decreased, any excess shares shall revert to authorized but unissued Preferred Shares of the Corporation undesignated as to series.

Section 2. Ranking.

(a) Dividends.  With respect to the payment of dividends and distributions (other than distributions upon liquidation, dissolution or winding-up of the Corporation), the Series F Preferred Shares will rank (1) junior to any Senior Securities the Corporation may issue in the future; (2) on a parity with the Series E Preferred Shares and any Parity Securities the Corporation may issue in the future; and (3) senior to the Junior Securities.

(b) Liquidation, Dissolution or Winding-up. With respect to the payment of distributions upon liquidation, dissolution or winding-up of the Corporation, the Series F Preferred Shares will rank (1) junior to the Series E Preferred Shares and any Senior Securities the Corporation may issue in the future; and (2) senior to the other Junior Securities.

Section 3.  Definitions. As used herein with respect to the Series F Preferred Shares:

(a) “Articles of Incorporation” shall mean the articles of incorporation of the Corporation, as they may be amended from time to time, and shall include this Article IV.G.

(b) “Board of Directors” means the board of directors of the Corporation or any committee thereof duly authorized to act on behalf of such board of directors.

(c) “Business Day” means any day that is not Saturday or Sunday and that, in Kentucky, is not a day on which banking institutions generally are authorized or obligated by law or executive order to be closed.

(d) “Bylaws” means the Bylaws of the Corporation, as may be amended from time to time.

 (e) “Common Shares” means the Common Shares, without par value, of the Corporation.

(f) “Corporation” means Porter Bancorp, Inc., a Kentucky corporation.

(g) “Depositary” means DTC or its nominee or any successor depositary appointed by the Corporation.

(h) “DTC” means The Depository Trust Company and its successors or assigns.

(i) “Issue Date” means the date on which Series F Preferred Shares are first issued.

(j) “Holder” means the Person in whose name the Series F Preferred Shares are registered, which may be treated by the Corporation, Transfer Agent, Registrar and paying agent as the absolute owner of the Series F Preferred Shares for the purpose of making payment and settling the related conversions and for all other purposes.

(k) “Junior Securities” means Corporation’s Series B Preferred Shares, Series D Preferred Shares, Common Shares, Non-Voting Common Shares, each class or series of the Corporation’s capital stock the terms of which expressly provide that such class or series will rank junior to the Series F Preferred Shares as to dividend rights or rights on liquidation, winding-up or dissolution of the Corporation, as applicable; and any each other class or series of capital stock, not referred to above, that the Corporation may issue in the future the terms of which do not expressly provide that it ranks on a parity with or senior to the Series F Preferred Shares as to dividend rights or rights on liquidation, winding-up or dissolution of the Corporation, as applicable.

(l) “Liquidation Preference” means, as to the Series F Preferred Shares, $1,000.00 per share.

(m) “Officer” means the President, the Chief Executive Officer, the Chief Operating Officer, any Senior Executive Vice President, any Executive Vice President, any Senior Vice President, the Chief Financial Officer, the Treasurer or the Secretary of the Corporation.

(n) “Officer’s Certificate” means a certificate of the Corporation, signed by any duly authorized Officer of the Corporation.

(o) “Parity Securities” means each class or series of capital stock that the Corporation may issue the terms of which expressly provide that such class or series will rank on parity with the Series F Preferred Shares as to dividend rights or rights on liquidation, winding-up or dissolution of the Corporation, as applicable.

(p) “Person” means a legal person, including any individual, corporation, estate, partnership, joint venture, association, joint-stock company, limited liability company or trust.

(q) “Record Date” has the meaning set forth in Section 4(b).

(r) “Registrar” shall mean the Transfer Agent acting in its capacity as registrar for the Series F Preferred Shares, and its successors and assigns or any other registrar duly appointed by the Corporation.

(s) “Senior Securities” means each class or series of capital stock that the Corporation may issue in the future the terms of which expressly provide that such class or series will rank senior to the Series F Preferred Shares as to dividend rights and rights on liquidation, winding up or dissolution of the Corporation.

(t) “Transfer Agent” means the person acting as Transfer Agent, Registrar and paying agent for the Series F Preferred Shares, and its successors and assigns, including any successor transfer agent appointed by the Corporation.  The Corporation may act as its own transfer agent.

Section 4. Dividends.

(a) From and after the Issue Date, Holders shall be entitled to receive, on a non-cumulative basis, cash dividends for each outstanding Series F Preferred Share, if, when and as authorized and declared by the Board of Directors, at the rate of 2% per annum and no more, out of funds legally available for the payment of dividends.

(b) Dividends shall be payable in semi-annual installments on [●] and [●] of each year (each, a “Dividend Payment Date”), commencing on [●], 2015. Each dividend will be payable to Holders of record as they appear in the stock register of the Corporation at the close of business on the first day of the month, whether or not a Business Day, in which the relevant Dividend Payment Date occurs (each, a “Record Date”). Each period from and including a Dividend Payment Date (or the Issue Date) to but excluding the following Dividend Payment Date is herein referred to as a “Dividend Period.”

(c) Dividends payable for a Dividend Period will be computed as simple interest upon the Liquidation Preference on the basis of a 360-day year of twelve 30-day months. If a scheduled Dividend Payment Date falls on a day that is not a Business Day, the dividend will be paid on the next Business Day as if it were paid on the scheduled Dividend Payment Date, and no interest or other amount will accrue on the dividend so payable for the period from and after that Dividend Payment Date to the date the dividend is paid. No interest or sum of money in lieu of interest will be paid on any dividend payment on Series B Preferred Shares paid later than the scheduled Dividend Payment Date.

(d) Dividends on the Series F Preferred Shares are not cumulative. If the Board of Directors does not authorize and declare a dividend on the Series F Preferred Shares for a Dividend Period, or if the Board of Directors authorizes and declares less than a full dividend in respect of any Dividend Period, such dividends will not accrue and cumulate from such scheduled Dividend Payment Date and shall not be payable in arrears.

(e) So long as any Series F Preferred Share remains outstanding, (1) no dividend shall be declared and paid or set aside for payment and no distribution shall be declared and made or set aside for payment on any Junior Securities (other than a dividend payable solely in shares of Junior Securities) and (2) no shares of Junior Securities shall be purchased, redeemed or otherwise acquired for consideration by the Corporation, directly or indirectly (other than (a) as a result of a reclassification of Junior Securities for or into other Junior Securities or the exchange or conversion of one share of Junior Securities for or into another share of Junior Securities, (b) repurchases in support of the Corporation’s employee benefit and compensation programs and (c) through the use of the proceeds of a substantially contemporaneous sale of other shares of Junior Securities), unless, in each case, the full dividends for the most recent Dividend Period on all outstanding Series F Preferred Shares and Parity Securities have been paid or declared and a sum sufficient for the payment thereof has been set aside.

Subject to the succeeding sentence, for so long as any Series F Preferred Shares remain outstanding, no dividends shall be declared or paid or set aside for payment on any Parity Securities for any period unless full dividends on all outstanding Series F Preferred Shares for the then-current Dividend Period have been paid in full or declared and a sum sufficient for the payment thereof set aside for all outstanding Series F Preferred Shares. To the extent the Corporation declares dividends on the Series F Preferred Shares and on any Parity Securities but does not make full payment of such declared dividends, the Corporation shall allocate the dividend payments on a pro rata basis among the holders of the Series F Preferred Shares and the holders of any Parity Securities then outstanding. For purposes of calculating the pro rata allocation of partial dividend payments, the Corporation shall allocate those payments so that the respective amounts of those payments bear the same ratio to each other as all declared and unpaid dividends per share on the Series F Preferred Shares and all Parity Securities bear to each other.

The Corporation is not obligated to pay Holders of the Series F Preferred Shares any dividend in excess of the dividends on the Series F Preferred Shares that are payable as described herein. Subject to the foregoing, and not otherwise, such dividends (payable in cash, stock or otherwise) as may be determined by the Board of Directors or any duly authorized committee of the Board of Directors may be declared and paid on any Junior Securities from time to time out of any assets legally available therefor, and the Series F Preferred Shares shall not be entitled to participate in any such dividend.

(f) Payments of cash for dividends will be delivered to the Holder by check or, at any time that Series F Preferred Shares are held by book-entry with DTC or any successor Depositary, through a book-entry transfer through DTC or such successor Depositary.

Section 5. Liquidation.

(a) If the Corporation voluntarily or involuntarily liquidates, dissolves or winds up, the Holders at the time shall be entitled to receive liquidating distributions in an amount equal to $1,000.00 per Series F Preferred Share, plus an amount equal to any authorized and declared but unpaid dividends thereon, to and including the date of such liquidation, out of assets legally available for distribution to the Corporation’s shareholders, before any distribution of assets is made to the holders of the Common Shares or any other Junior Securities. After payment of the full amount of such liquidating distributions, the Holders will not be entitled to any further participation in any distribution of assets by, and shall have no right or claim to any remaining assets of, the Corporation.

(b) If the assets of the Corporation available for distribution to shareholders upon any liquidation, dissolution or winding-up of the affairs of the Corporation, whether voluntary or involuntary, shall be insufficient to pay in full the amounts payable with respect to all outstanding Series F Preferred Shares and the corresponding amounts payable on any Parity Securities, Holders and the holders of such Parity Securities shall share ratably in any distribution of assets of the Corporation in proportion to the full respective liquidating distributions to which they would otherwise be respectively entitled.

(c) The Corporation’s consolidation or merger with or into any other entity, the consolidation or merger of any other entity with or into the Corporation, or the sale of all or substantially all of the Corporation’s property or business will not constitute its liquidation, dissolution or winding up.

Section 6. Perpetual; No Maturity. The Series F Preferred Shares shall be perpetual and shall be without maturity.

Section 7. Non-Redeemable. The Series F Preferred Shares shall not be redeemable either at the Corporation’s option or at the option of Holders at any time. The Series F Preferred Shares shall not be subject to any sinking fund or other obligation to redeem, repurchase or retire the Series F Preferred Shares.

Section 8. Non-Convertible.  The Series F Preferred Shares shall not be convertible into any other class or series of the Corporation’s capital stock.

Section 9. Voting Rights. The holders of Series F Preferred Shares shall not have any voting rights except as set forth in this Section 9 or as otherwise from time to time required by law.

(a) Voting Rights. So long as any Series F Preferred Shares are outstanding, in addition to any other vote or consent of stockholders required by law or by the Articles of Incorporation, the vote or consent of the holders of at least majority of the outstanding Series F Preferred Shares (subject to the last paragraph of this Section 9(a)) at the time outstanding and entitled to vote thereon, voting together as a single class, given in person or by proxy, either in writing without a meeting or by vote at any meeting called for the purpose, shall be necessary for effecting or validating:

(i) Authorization of Senior Stock. Any amendment or alteration of the Articles of Incorporation or this Article IV.G (including by means of a merger, consolidation, or otherwise) to authorize or create, or increase the authorized amount of, any shares of any specific class or series of capital stock of the Corporation ranking senior to the Series F Preferred Shares with respect to either or both the payment of dividends or the distribution of assets on any liquidation, dissolution or winding up of the Corporation; or

(ii) Amendment of Provisions Affecting Series F Preferred Shares. Any amendment, alteration or repeal of any provision of the Articles of Incorporation or this Article IV.G (including by means of a merger, consolidation, or otherwise) to the extent that such amendment, alteration or repeal materially and adversely affect the special rights, preferences, privileges or voting powers of the Series F Preferred Shares;

provided, however, that for all purposes of this Section 9(a), (1) any increase in the amount of the Corporation’s authorized but unissued Preferred Shares, (2) any increase in the amount of the Corporation’s authorized or issued Series F Preferred Shares, and (3) to the extent allowed by Kentucky law, the creation and issuance, or an increase in the authorized or issued amount, of other class or series of capital stock of the Corporation ranking equally with or junior to the Series F Preferred Shares either or both with respect to the payment of dividends (unless such dividends are cumulative) and/or the distribution of assets upon the liquidation, dissolution or winding up of the Corporation, will not be deemed to materially and adversely affect the special rights, preferences, privileges or voting powers of the Series F Preferred Shares.

(b) Change for Clarification. Without the consent of the holders of the Series F Preferred Shares, so long as such action does not adversely affect the special rights, preferences, privileges and voting powers, and limitations and restrictions thereof, of the Series F Preferred Shares, the Corporation may amend, alter, supplement or repeal any terms of the Series F Preferred Shares:

(i) to cure any ambiguity, or to cure, correct or supplement any provision contained in this Article IV.G that may be ambiguous, defective or inconsistent; or

(ii) to make any provision with respect to matters or questions relating to the Series F Preferred Shares that is not inconsistent with the provisions of this Article IV.G.

(c) Procedures for Voting and Consents. The rules and procedures for calling and conducting any meeting of the holders of Series F Preferred Shares (including, without limitation, the fixing of a record date in connection therewith), the solicitation and use of proxies at such a meeting, the obtaining of written consents and any other aspect or matter with regard to such a meeting or such consents shall be governed by any rules the Board of Directors or a duly authorized committee of the Board of Directors, in its discretion, may adopt from time to time, which rules and procedures shall conform to the requirements of the Articles of Incorporation, the Bylaws, applicable law and any national securities exchange or other trading facility, if any, on which the Series F Preferred Shares or Common Shares is listed or traded at the time.

Section 16. Transfer Agent, Registrar and Paying Agent. The duly appointed Transfer Agent, Registrar and paying agent for the Series F Preferred Shares shall initially be the Corporation. The Corporation may, in its sole discretion, remove the Transfer Agent; provided that the Corporation shall appoint a successor transfer agent who shall accept such appointment prior to the effectiveness of such removal.

Section 17. Miscellaneous. All notices referred to herein shall be in writing, and, unless otherwise specified herein, all notices hereunder shall be deemed to have been given upon the earlier of receipt thereof or three Business Days after the mailing thereof if sent by registered or certified mail (unless first-class mail shall be specifically permitted for such notice under the terms of this Article IV.G) with postage prepaid, addressed: (i) if to the Corporation, to the principal executive office of the Corporation or to the Transfer Agent at its principal office in the United States of America, or other agent of the Corporation designated as permitted by this Article IV.G, or (ii) if to any Holder, to such Holder at the address of such Holder as listed in the stock record books of the Corporation (which may include the records of any transfer agent for the Series F Preferred Shares), or (iii) to such other address as the Corporation or any such Holder, as the case may be, shall have designated by notice similarly given.

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EXHIBIT H

TERMS OF GROSS-UP RIGHTS

(1)           Sale of New Securities.   If as of the Purchase Date, and for so long as Purchaser, together with its affiliates, owns 4.9% or more of all of the outstanding shares of Voting Common Stock (including any shares of Voting Common Stock into which the Company’s Series B Preferred Stock may be converted, but before giving effect to any issuance triggering provisions of this Exhibit H), then at any time after the date hereof the Company makes any public or nonpublic offering or sale of Voting Common Stock, or securities convertible into Voting Common Stock (any such security, a “New Security”) (other than (i) any Voting Common Stock or other securities issuable upon the exercise or conversion of any securities of the Company issued or agreed or contemplated to be issued as of the date hereof; (ii) pursuant to the granting or exercise of employee stock options or other stock incentives pursuant to the Company’s stock incentive plans approved by the Board of Directors or the issuance of stock pursuant to the Company’s employee stock purchase plan approved by the Board of Directors or similar plan where stock is being issued or offered to a trust, other entity or otherwise, for the benefit of any employees, officers or directors of the Company, in each case in the ordinary course of providing incentive compensation; or (iii) issuances of capital stock as full or partial consideration for a merger, acquisition, joint venture, strategic alliance, license agreement or other similar nonfinancing transaction approved by the Board), then the Purchaser shall be afforded the opportunity to acquire from the Company for the same price (net of any underwriting discounts or sales commissions) and on the same terms as such securities are proposed to be offered to others, up to the amount of New Securities in the aggregate required to enable it to maintain its proportionate common stock-equivalent interest in the Company immediately prior to any such issuance of New Securities.  The amount of New Securities that the Purchaser shall be entitled to purchase in the aggregate shall be determined by multiplying (x) the total number or principal amount of such offered New Securities by (y) a fraction, the numerator of which is the sum of (i) the number of shares of Voting Common Stock held by the Purchaser, if any, and (ii) the number of shares of Voting Common Stock represented by securities convertible directly or indirectly and other securities convertible directly or indirectly into Voting Common Stock held by the Purchaser on an as-converted basis as of such date, if any, and the denominator of which is the sum of (i) the number of shares of Voting Common Stock then outstanding, (ii) the number of shares of Voting Common Stock represented by securities convertible directly or indirectly and other securities convertible directly or indirectly into Voting Common Stock on an as-converted basis as of such date.   Notwithstanding anything herein to the contrary, in no event shall the Purchaser have the right to purchase securities hereunder to the extent such purchase would result in such Purchaser, together with its affiliates, owning a greater percentage interest in the Company than such Purchaser held immediately prior to the issuance of the New Securities (counting for such purposes all shares of Voting Common Stock into or for which any securities owned by the Purchaser are directly or indirectly convertible or exercisable).

(2)           Notice.  If the Company proposes to offer or sell New Securities (the “Offering”), it shall give the Purchaser written notice of its intention, describing the price (or range of prices), anticipated amount of securities, timing, and other terms upon which the Company proposes to offer the same (including, in the case of a registered public offering and to the extent possible, a copy of the prospectus included in the registration statement filed with respect to such offering), no later than ten business days, as the case may be, after the initial filing of a registration statement with the SEC with respect to an underwritten public offering, after the commencement of marketing with respect to a Rule 144A offering or after the Company proposes to pursue any other offering.  If the information contained in the notice constitutes material non-public information (as defined under the applicable securities laws), the Company shall deliver such notice only to the individuals identified on the Purchaser’s signature page to this Agreement or that Purchase may have subsequently designated in writing for the purpose of receiving such notice, and shall not communicate the information to anyone else acting on behalf of the Purchaser without the consent of one of the designated individuals.   The Purchaser shall have ten business days from the date of receipt of such a notice to notify the Company in writing that it intends to exercise its rights provided in this Exhibit H and as to the amount of New Securities the Purchaser desires to purchase, up to the maximum amount calculated pursuant to Section 1 above.  Such notice shall constitute a nonbinding indication of interest of the Purchaser to purchase the amount of New Securities so specified at the price and other terms set forth in the Company’s notice to it.  The failure of the Purchaser to respond within such ten business day period shall be deemed to be a waiver of such Purchaser’s rights under this Exhibit H only with respect to the Offering described in the applicable notice.

(3)           Purchase Mechanism. If the Purchaser exercises its rights provided in this Exhibit H, the closing of the purchase of the New Securities in connection with the closing of the Offering with respect to which such right has been exercised shall take place within 30 calendar days after the giving of notice of such exercise, which period of time shall be extended for a maximum of 180 days in order to comply with applicable laws and regulations (including receipt of any applicable regulatory or stockholder approvals).  Notwithstanding anything to the contrary herein, the closing of the purchase of the New Securities by the Purchasers will occur no earlier than the closing of the Offering triggering the right being exercised by the Purchaser.  Each of the Company and the Purchaser agrees to use its commercially reasonable efforts to secure any regulatory or stockholder approvals or other consents, and to comply with any law or regulation necessary in connection with the offer, sale and purchase of, such New Securities.

(4)           Failure of Purchase.  If the Purchaser fails to exercise its rights provided in this Exhibit H within said ten business day period or, if so exercised, the Purchaser is unable to consummate such purchase within the time period specified in Section 3 above because of its failure to obtain any required regulatory or stockholder consent or approval, the Company shall thereafter be entitled (during the period of 60 days following the conclusion of the applicable period) to sell or enter into an agreement (pursuant to which the sale of the New Securities covered thereby shall be consummated, if at all, within 90 days from the date of said agreement) to sell the New Securities not elected to be purchased pursuant to this Exhibit H by the Purchaser or which the Purchaser is unable to purchase because of such failure to obtain any such consent or approval, at a price and upon terms no more favorable in the aggregate to the purchasers of such securities than were specified in the Company’s notice to the Purchaser.   Notwithstanding the foregoing, if such sale is subject to the receipt of any regulatory or stockholder approval or consent or the expiration of any waiting period, the time period during which such sale may be consummated shall be extended until the expiration of five business days after all such approvals or consents have been obtained or waiting periods expired, but in no event shall such time period exceed 180 days from the date of the applicable agreement with respect to such sale.   If the Company has not sold the New Securities or entered into an agreement to sell the New Securities within said 60-day period (or sold and issued New Securities in accordance with the foregoing within 90 days from the date of said agreement (as such period may be extended in the manner described above for a period not to exceed 180 days from the date of said agreement)), the Company shall not thereafter offer, issue or sell such New Securities without first offering such securities to the Purchaser in the manner provided above.

(5)           Non-Cash Consideration.  In the case of the offering of securities for a consideration in whole or in part other than cash, including securities acquired in exchange therefor (other than securities by their terms so exchangeable), the consideration other than cash shall be deemed to be the fair value thereof as determined by the Board of Directors; provided, however, that such fair value as determined by the Board of Directors shall not exceed the aggregate market price of the securities being offered as of the date the Board of Directors authorizes the offering of such securities.

(6)           Termination.  Purchaser’s rights hereunder shall expire on the earlier of the following: (i) three years from the Purchase Date; or (ii) at such time that the Purchaser, together with its affiliates, owns less than 4.9% of all of the outstanding shares of Voting Common Stock (including any shares of Voting Common Stock represented by securities convertible directly or indirectly into which the Non-Voting Common Stock and other securities convertible directly or indirectly into Voting Common Stock may be converted, but before giving effect to any issuance triggering provisions of this Exhibit H).

(7)           Cooperation.  The Company and the Purchaser shall cooperate in good faith to facilitate the exercise of the Purchaser’s rights under this Exhibit H, including to secure any required approvals or consents.

(8)           No Assignment of Rights.  The rights of a Purchaser described in this Exhibit H shall be personal to Purchaser and the transfer, assignment and/or conveyance of said rights from Purchaser to any other person and/or entity is prohibited and shall be void and of no force or effect.